Document and Entity Information	12 Months Ended
Dec. 31, 2009
Document and Entity Information
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2009
Entity Registrant Name	VERIZON COMMUNICATIONS INC
Entity Central Index Key	0000732712
Trading Symbol	VZ

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2007
Consolidated Statements of Income
Operating Revenues	$ 107,808		$ 97,354		$ 93,469
Operating Expenses
Cost of services and sales (exclusive of items shown below)	44,299		39,007		37,547
Selling, general and administrative expense	32,950		26,898		25,967
Depreciation and amortization expense	16,532		14,565		14,377
Total Operating Expenses	93,781		80,470		77,891
Operating Income	14,027		16,884		15,578
Equity in earnings of unconsolidated businesses	553		567		585
Other income and (expense), net	90		282		211
Interest expense	(3,102)		(1,819)		(1,829)
Income Before Provision for Income Taxes, Discontinued Operations and Extraordinary Item	11,568		15,914		14,545
Provision for income taxes	(1,210)		(3,331)		(3,982)
Income Before Discontinued Operations and Extraordinary Item	10,358		12,583		10,563
Income from discontinued operations, net of tax					142
Extraordinary item, net of tax					(131)
Net Income	10,358		12,583		10,574
Net Income attributable to noncontrolling interest	6,707		6,155		5,053
Net Income attributable to Verizon	3,651		6,428		5,521
Net Income	$ 10,358		$ 12,583		$ 10,574
Basic Earnings Per Common Share
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.29	[1]	$ 2.26	[1]	$ 1.9	[1]
Income from discontinued operations attributable to Verizon, net of tax		[1]		[1]	$ 0.05	[1]
Extraordinary item attributable to Verizon, net of tax		[1]		[1]	$ (0.05)	[1]
Net Income attributable to Verizon	$ 1.29		$ 2.26		$ 1.91
Weighted-average shares outstanding (in millions)	2,841		2,849		2,898
Diluted Earnings Per Common Share
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.29	[1]	$ 2.26	[1]	$ 1.9	[1]
Income from discontinued operations attributable to Verizon, net of tax		[1]		[1]	$ 0.05	[1]
Extraordinary item attributable to Verizon, net of tax		[1]		[1]	$ (0.05)	[1]
Net Income attributable to Verizon	$ 1.29		$ 2.26		$ 1.9
Weighted-average shares outstanding (in millions)	2,841		2,850		2,902

[1]	Total per share amounts may not add due to rounding

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$ 2,009	$ 9,782
Short-term investments	490	509
Accounts receivable, net of allowances of $976 and $941	12,573	11,703
Inventories	2,289	2,092
Prepaid expenses and other	5,247	1,989
Total current assets	22,608	26,075
Plant, property and equipment	228,518	215,605
Less accumulated depreciation	137,052	129,059
Plant, property and equipment, net	91,466	86,546
Investments in unconsolidated businesses	3,535	3,393
Wireless licenses	72,067	61,974
Goodwill	22,472	6,035
Other intangible assets, net	6,764	5,199
Other investments		4,781
Other assets	8,339	8,349
Total assets	227,251	202,352
Liabilities and Equity
Debt maturing within one year	7,205	4,993
Accounts payable and accrued liabilities	15,223	13,814
Other	6,708	7,099
Total current liabilities	29,136	25,906
Long-term debt	55,051	46,959
Employee benefit obligations	32,622	32,512
Deferred income taxes	19,310	11,769
Other liabilities	6,765	6,301
Equity
Series preferred stock ( $.10 par value; none issued)
Common stock ( $.10 par value; 2,967,610,119 shares issued in both periods)	297	297
Contributed capital	40,108	40,291
Reinvested earnings	17,592	19,250
Accumulated other comprehensive loss	(11,479)	(13,372)
Common stock in treasury, at cost	(5,000)	(4,839)
Deferred compensation - employee stock ownership plans and other	88	79
Noncontrolling interest	42,761	37,199
Total equity	84,367	78,905
Total liabilities and equity	$ 227,251	$ 202,352

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2009	Dec. 31, 2008
Consolidated Balance Sheets
Accounts receivable, allowances	$ 976	$ 941
Series preferred stock, par value	$ 0.1	$ 0.1
Series preferred stock, shares issued	0	0
Common stock, par value	$ 0.1	$ 0.1
Common stock, shares issued	2,967,610,119	2,967,610,119

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash Flows from Operating Activities
Net Income	$ 10,358	$ 12,583	$ 10,574
Adjustments to reconcile net income to net cash provided by operating activities - continuing operations:
Depreciation and amortization expense	16,532	14,565	14,377
Employee retirement benefits	5,095	1,955	1,720
Deferred income taxes	1,384	2,183	408
Provision for uncollectible accounts	1,306	1,085	1,047
Equity in earnings of unconsolidated businesses, net of dividends received	389	212	1,986
Extraordinary item, net of tax			131
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses:
Accounts receivable	(1,393)	(1,085)	(1,931)
Inventories	235	(188)	(255)
Other assets	(102)	(59)	(140)
Accounts payable and accrued liabilities	(1,251)	(1,701)	(567)
Other, net	(988)	(1,993)	59
Net cash provided by operating activities - continuing operations	31,565	27,557	27,409
Net cash used in operating activities - discontinued operations			(570)
Net cash provided by operating activities	31,565	27,557	26,839
Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(17,047)	(17,238)	(17,538)
Acquisitions of licenses, investments and businesses, net of cash acquired	(5,958)	(15,904)	(763)
Net change in short-term investments	84	1,677	169
Other, net	(410)	(114)	1,267
Net cash used in investing activities - continuing operations	(23,331)	(31,579)	(16,865)
Net cash provided by investing activities - discontinued operations			757
Net cash used in investing activities	(23,331)	(31,579)	(16,108)
Cash Flows from Financing Activities
Proceeds from long-term borrowings	12,040	21,598	3,402
Repayments of long-term borrowings and capital lease obligations	(19,260)	(4,146)	(5,503)
Increase (decrease) in short-term obligations, excluding current maturities	(1,652)	2,389	(3,252)
Dividends paid	(5,271)	(4,994)	(4,773)
Proceeds from sale of common stock		16	1,274
Purchase of common stock for treasury		(1,368)	(2,843)
Other, net	(1,864)	(844)	(1,102)
Net cash provided by (used in) financing activities - continuing operations	(16,007)	12,651	(12,797)
Net cash used in financing activities - discontinued operations
Net cash provided by (used in) financing activities	(16,007)	12,651	(12,797)
Increase (decrease) in cash and cash equivalents	(7,773)	8,629	(2,066)
Cash and cash equivalents, beginning of year	9,782	1,153	3,219
Cash and cash equivalents, end of year	$ 2,009	$ 9,782	$ 1,153

Consolidated Statements of Changes in Equity (USD $) In Millions, except Share data in Thousands	Common Stock [Member]	Treasury Stock [Member]	Contributed Capital [Member]	Reinvested Earnings [Member]	Accumulated Other Comprehensive Loss [Member]	Deferred Compensation-ESOPs and Other [Member]	Noncontrolling Interest [Member]	Total
Balance at beginning of year at Dec. 31, 2006	$ 297	$ (1,871)	$ 40,124	$ 17,324	$ (7,503)	$ 191	$ 28,310
Balance at beginning of year at Dec. 31, 2006	2,967,652	(56,147)
Shares purchased		(68,063)
Other	(42)
Shares distributed
Employee plans		33,411
Shareowner plans		13
Shares purchased		(2,843)
Adoption of tax accounting standards				(134)
Net Income attributable to noncontrolling interest							5,053	5,053
Shares issued-employee and shareowner plans			58
Amortization						(112)
Other comprehensive income (loss)							5
Adjusted balance at beginning of year				17,190	(7,503)
Total comprehensive income							5,058	5,058
Foreign currency translation adjustments					838
Net income attributable to Verizon				5,521				5,521
Distributions and other							(1,102)
Unrealized gains (losses) on marketable securities					(4)
Dividends declared ( $1.87, $1.78 and $1.67 per share)				(4,830)
Net unrealized gains (losses) on cash flow hedges					1
Defined benefit pension and postretirement plans					1,943
Other			134	3	241
Shares distributed
Employee plans		1,224
Shareowner plans		1
Other comprehensive income (loss)					3,019			3,024
Balance at end of year at Dec. 31, 2007	297	(3,489)	40,316	17,884	(4,484)	79	32,266	82,869
Balance at end of year - shares at Dec. 31, 2007	2,967,610	(90,786)
Shares purchased		(36,779)
Shares distributed
Employee plans		468
Shareowner plans		7
Spin-off of local exchange businesses in Maine, New Hampshire and Vermont (Note 3)					44
Shares purchased		(1,368)
Net Income attributable to noncontrolling interest							6,155	6,155
Other comprehensive income (loss)							(30)
Adjusted balance at beginning of year				17,884	(4,440)
Total comprehensive income							6,125	6,125
Foreign currency translation adjustments					(231)
Net income attributable to Verizon				6,428				6,428
Distributions and other							(1,192)
Unrealized gains (losses) on marketable securities					(97)
Dividends declared ( $1.87, $1.78 and $1.67 per share)				(5,062)
Net unrealized gains (losses) on cash flow hedges					(40)
Defined benefit pension and postretirement plans					(8,564)
Other			(25)
Shares distributed
Employee plans		18
Other comprehensive income (loss)					(8,932)			(8,962)
Balance at end of year at Dec. 31, 2008	297	(4,839)	40,291	19,250	(13,372)	79	37,199	78,905
Balance at end of year - shares at Dec. 31, 2008	2,967,610	(127,090)
Other		(5,000)
Shares distributed
Employee plans		142
Shareowner plans		6
Net Income attributable to noncontrolling interest							6,707	6,707
Amortization						9
Other comprehensive income (loss)							103
Adjusted balance at beginning of year				19,250	(13,372)
Total comprehensive income							6,810	6,810
Foreign currency translation adjustments					78
Net income attributable to Verizon				3,651				3,651
Distributions and other							(1,248)
Unrealized gains (losses) on marketable securities					87
Dividends declared ( $1.87, $1.78 and $1.67 per share)				(5,309)
Net unrealized gains (losses) on cash flow hedges					87
Defined benefit pension and postretirement plans					1,641
Other		(166)	(183)
Shares distributed
Employee plans		5
Other comprehensive income (loss)					1,893			1,996
Balance at end of year at Dec. 31, 2009	$ 297	$ (5,000)	$ 40,108	$ 17,592	$ (11,479)	$ 88	$ 42,761	$ 84,367
Balance at end of year - shares at Dec. 31, 2009	2,967,610	(131,942)

Consolidated Statements of Changes in Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Consolidated Statements of Changes in Equity
Dividends declared, per share	$ 1.87	$ 1.78	$ 1.67

Consolidated Statement of Comprehensive Income (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Comprehensive Income
Net income	$ 10,358	$ 12,583	$ 10,574
Other comprehensive income (loss)	1,996	(8,962)	3,024
Total Comprehensive Income	12,354	3,621	13,598
Comprehensive income attributable to noncontrolling interest	6,810	6,125	5,058
Comprehensive income (loss) attributable to Verizon	$ 5,544	$ (2,504)	$ 8,540

Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Description of Business and Summary of Significant Accounting Policies
Description of Business and Summary of Significant Accounting Policies

Note 1

Description of Business and Summary of Significant Accounting Policies

Description of Business

Verizon Communications Inc. (Verizon or the Company) is one of the world's leading providers of communications services. We have two reportable segments, Domestic Wireless and Wireline. For further information concerning our business segments, see Note 14.

Verizon's Domestic Wireless segment, operating as Verizon Wireless, provides wireless voice and data products and equipment across the United States (U.S.) using one of the most extensive and reliable wireless networks in the nation. Verizon Wireless continues to expand its wireless data, messaging and multi-media offerings at broadband speeds for both consumer and business customers.

Our Wireline segment provides communications services, including voice, broadband video and data, network access, nationwide long distance and other communications products and services, and also owns and operates one of the most expansive end-to-end global Internet Protocol (IP) networks. We continue to deploy advanced broadband network technology, with our fiber-to-the-premises network, operated under the FiOS service mark, creating a platform with sufficient bandwidth and capabilities to meet customers' current and future needs. FiOS allows us to offer our customers a wide array of broadband services, including advanced data and video offerings. Our IP network includes over 485,000 route miles of fiber optic cable and provides access to over 150 countries across six continents, enabling us to provide next-generation IP network products and information technology services to medium and large businesses and government customers worldwide.

Consolidation

The method of accounting applied to investments, whether consolidated, equity or cost, involves an evaluation of all significant terms of the investments that explicitly grant or suggest evidence of control or influence over the operations of the investee. The consolidated financial statements include our controlled subsidiaries. For controlled subsidiaries that are not wholly owned, the noncontrolling interest is included in Net income and Total equity. Investments in businesses which we do not control, but have the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. Investments in which we do not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method. Equity and cost method investments are included in Investments in unconsolidated businesses in our consolidated balance sheets. Certain of our cost method investments are classified as available-for-sale securities and adjusted to fair value pursuant to the accounting standard related to debt and equity securities. All significant intercompany accounts and transactions have been eliminated.

We have evaluated subsequent events through February 26, 2010, the date these consolidated financial statements were filed with the U.S. Securities and Exchange Commission (SEC).

We have reclassified certain prior year amounts to conform to the current year presentation.

Use of Estimates

We prepare our financial statements using U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Examples of significant estimates include: the allowance for doubtful accounts, the recoverability of plant, property and equipment, the recoverability of intangible assets and other long-lived assets, unbilled revenues, fair values of financial instruments, unrecognized tax benefits, valuation allowances on tax assets, accrued expenses, pension and postretirement benefit assumptions, contingencies and allocation of purchase prices in connection with business combinations.

Revenue Recognition

Domestic Wireless

Our Domestic Wireless segment earns revenue by providing access to and usage of its network, which includes voice and data revenue. In general, access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless handsets and accessories is recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from the sale of wireless services. Activation fees charged to customers are considered additional arrangement consideration and are recorded in Equipment and other revenue, generally, at the time of customer acceptance. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record the revenue gross at the time of the sale.

Wireline

Our Wireline segment earns revenue based upon usage of its network and facilities and contract fees. In general, fixed monthly fees for voice, video, data and certain other services are billed one month in advance and recognized when earned. Revenue from services that are not fixed in amount and are based on usage is generally billed in arrears and recognized when such services are provided.

When we bundle the equipment with maintenance and monitoring services, we recognize equipment revenue when the equipment is installed in accordance with contractual specifications and ready for the customer's use. The maintenance and monitoring services are recognized monthly over the term of the contract as we provide the services. Long-term contracts are accounted for using the percentage of completion method. We use the completed contract method if we cannot estimate the costs with a reasonable degree of reliability.

Customer activation fees, along with the related costs up to but not exceeding the activation fees, are deferred and amortized over the estimated customer relationship period.

We report taxes imposed by governmental authorities on revenue-producing transactions between us and our customers on a net basis.

Discontinued Operations, Assets Held for Sale, and Sales of Businesses and Investments

We classify as discontinued operations for all periods presented any component of our business that we hold for sale or disposal that has operations and cash flows that are clearly distinguishable operationally and for financial reporting purposes. For those components, Verizon has no significant continuing involvement after disposal and their operations and cash flows are eliminated from Verizon's ongoing operations.

Maintenance and Repairs

We charge the cost of maintenance and repairs, including the cost of replacing minor items not constituting substantial betterments, principally to Cost of services and sales as these costs are incurred.

Advertising Costs

Costs for advertising products and services as well as other promotional and sponsorship costs are charged to Selling, general and administrative expense in the periods in which they are incurred (see Note 16).

Earnings Per Common Share

Basic earnings per common share are based on the weighted-average number of shares outstanding during the period. Where appropriate, diluted earnings per common share include the dilutive effect of shares issuable under our stock-based compensation plans.

Dilutive stock options outstanding to purchase shares included in the computation of diluted earnings per common share for the years ended December 31, 2009 were not significant. There were approximately 1 million and 4 million weighted-average dilutive shares, respectively, included in the computation of diluted earnings per common share for the years ended December 31, 2008 and 2007. Outstanding options to purchase shares that were not included in the computation of diluted earnings per common share because to do so would have been anti-dilutive for the period, including approximately 112 million, 158 million and 170 million weighted-average shares for the years ended December 31, 2009, 2008 and 2007 respectively.

We are authorized to issue up to 4.25 billion and 250 million shares of common stock and Series Preferred Stock, respectively.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates market value and include amounts held in money market funds.

Marketable Securities

We have investments in marketable securities which are considered "available-for-sale" under the provisions of the accounting standard for certain debt and equity securities. Marketable securities are included in the accompanying consolidated balance sheets in Short-term investments, Investments in unconsolidated businesses or Other assets. We continually evaluate our investments in marketable securities for impairment due to declines in market value considered to be other-than-temporary. That evaluation includes, in addition to persistent, declining stock prices, general economic and company-specific evaluations. In the event of a determination that a decline in market value is other-than-temporary, a charge to earnings is recorded for the loss, and a new cost basis in the investment is established.

Inventories

Inventory consists primarily of wireless and wireline equipment held for sale, which is carried at the lower of cost (determined principally on either an average cost or first-in, first-out basis) or market. We also include in inventory new and reusable supplies and network equipment of our local telephone operations, which are stated principally at average original cost, except that specific costs are used in case of large individual items.

Plant and Depreciation

We record plant, property and equipment at cost. Our local telephone operations' depreciation expense is principally based on the composite group remaining life method and straight-line composite rates. This method provides for the recognition of the cost of the remaining net investment in local telephone plant, less anticipated net salvage value, over the remaining asset lives. This method requires the periodic revision of depreciation rates.

Plant, property and equipment of other wireline and wireless operations are generally depreciated on a straight-line basis. The asset lives used by our operations are presented in the following table:

Average Useful Lives (in years)
Buildings	15 - 45
Central office and other network equipment	3 - 15
Outside communications plant
Copper cable	15
Fiber cable (including undersea cable)	11 - 25
Poles, conduit and other	30 - 50
Furniture, vehicles and other	2 - 20

When we replace, retire or otherwise dispose of depreciable plant used in our local telephone network, we deduct the carrying amount of such plant from the respective accounts and charge it to accumulated depreciation. When the depreciable assets of our other wireline and wireless operations are retired or otherwise disposed of, the related cost and accumulated depreciation are deducted from the plant accounts, and any gains or losses on disposition are recognized in income.

We capitalize and depreciate network software purchased or developed along with related plant assets. We also capitalize interest associated with the acquisition or construction of network-related assets. Capitalized interest is reported and depreciated as part of the cost of the network-related assets and as a reduction in interest expense.

In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment, we determined that there were no changes necessary to average useful lives for 2010. We determined effective January 1, 2009 that the average useful lives of fiber cable (not including undersea cable) would be increased to 25 years from 20 to 25 years and the average useful lives of copper cable would be changed to 15 years from 13 to 18 years. These changes did not have a significant impact on depreciation expense. Effective January 1, 2008 the average useful lives of fiber cable was increased from 20 years to 20 to 25 years. This change did not result in a significant impact to depreciation expense. While the timing and extent of current deployment plans are subject to ongoing analysis and modification, we believe the current estimates of useful lives are reasonable.

Computer Software Costs

We capitalize the cost of internal-use network and non-network software, which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software. Capitalized non-network internal-use software costs are amortized using the straight-line method over a period of 2 to 7 years and are included in Other intangible assets, net in our consolidated balance sheets. For a discussion of our impairment policy for capitalized software costs, see "Goodwill and Other Intangible Assets" below. Also, see Note 4 for additional detail of internal-use non-network software reflected in our consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth fiscal quarter or more frequently if indications of potential impairment exist. The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. We have determined that in our case, the reporting units are our operating segments since that is the lowest level at which discrete, reliable financial and cash flow information is regularly reviewed by our chief operating decision maker. Step one compares the fair value of the reporting unit (calculated using a market approach and/or a discounted cash flow method) to its carrying value. If the carrying value exceeds the fair value, there is a potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit's goodwill to its implied fair value (i.e., fair value of reporting unit less the fair value of the unit's assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.

Intangible Assets Not Subject to Amortization

A significant portion of our intangible assets are wireless licenses that provide our wireless operations with the exclusive right to utilize designated radio frequency spectrum to provide cellular communication services. While licenses are issued for only a fixed time, generally ten years, such licenses are subject to renewal by the Federal Communications Commission (FCC). Renewals of licenses have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of our wireless licenses. As a result, we treat the wireless licenses as an indefinite-lived intangible asset. We reevaluate the useful life determination for wireless licenses each reporting period to determine whether events and circumstances continue to support an indefinite useful life.

We test our wireless licenses for potential impairment annually or more frequently if indications of impairment exist. We evaluate our licenses on an aggregate basis using a direct income-based value approach. The direct value approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date. If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the licenses, an impairment is recognized.

Interest expense incurred while qualifying activities to develop wireless licenses for service are underway is capitalized as part of wireless licenses. The capitalization period ends when the development is completed.

Intangible Assets Subject to Amortization

Our intangible assets that do not have indefinite lives (primarily customer lists and non-network internal-use software) are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, we would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount (i.e., the asset is not recoverable), we would perform the next step, which is to determine the fair value of the asset and record an impairment, if any. We reevaluate the useful life determinations for these intangible assets each reporting period to determine whether events and circumstances warrant a revision in their remaining useful lives.

For information related to the carrying amount of goodwill by segment, wireless licenses and other intangible assets, as well as the major components and average useful lives of our other acquired intangible assets, see Note 4.

Fair Value Measurements

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

See Note 10 for further details on our fair value measurements.

Income Taxes

Our effective tax rate is based on pre-tax income, statutory tax rates, tax laws and regulations and tax planning strategies available to us in the various jurisdictions in which we operate.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at rates then in effect. We record valuation allowances to reduce our deferred tax assets to the amount that is more likely than not to be realized.

We use a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return. The first step is recognition: we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, we presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in one or more of the following: an increase in a liability for income taxes payable, a reduction of an income tax refund receivable, a reduction in a deferred tax asset, or an increase in a deferred tax liability.

The accounting standard relating to income taxes generated by leveraged lease transactions requires that changes in the projected timing of income tax cash flows generated by a leveraged lease transaction be recognized as a gain or loss in the year in which the change occurs.

Significant management judgment is required in evaluating our tax positions and in determining our effective tax rate.

Stock-Based Compensation

We measure and recognize compensation expense for all stock-based compensation awards made to employees and directors based on estimated fair values. See Note 11 for further details.

Foreign Currency Translation

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate income statement amounts at average exchange rates for the period, and we translate assets and liabilities at end-of-period exchange rates. We record these translation adjustments in Accumulated other comprehensive loss, a separate component of Equity, in our consolidated balance sheets. We report exchange gains and losses on intercompany foreign currency transactions of a long-term nature in Accumulated other comprehensive loss. Other exchange gains and losses are reported in income.

Employee Benefit Plans

Pension and postretirement health care and life insurance benefits earned during the year as well as interest on projected benefit obligations are accrued currently. Prior service costs and credits resulting from changes in plan benefits are amortized over the average remaining service period of the employees expected to receive benefits. Expected return on plan assets is determined by applying the return on assets assumption to the market-related value of assets. Verizon management employees no longer earn pension benefits or earn service towards the company retiree medical subsidy (see Note 12).

We recognize a defined benefit postretirement plan's funded status as either an asset or liability on the consolidated balance sheets. Also, we measure any unrecognized actuarial gains and losses and prior service costs and credits that arise during the period as a component of Other accumulated comprehensive loss, net of applicable income tax.

Derivative Instruments

We have entered into derivative transactions primarily to manage our exposure to fluctuations in foreign currency exchange rates, interest rates, equity and commodity prices. We employ risk management strategies, which may include the use of a variety of derivatives including cross currency swaps, foreign currency and prepaid forwards and collars, interest rate and commodity swap agreements and interest rate locks. We do not hold derivatives for trading purposes.

We measure all derivatives, including derivatives embedded in other financial instruments, at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Our derivative instruments are valued primarily using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified as Level 2. Changes in the fair values of derivative instruments not qualifying as hedges or any ineffective portion of hedges are recognized in earnings in the current period. Changes in the fair values of derivative instruments used effectively as fair value hedges are recognized in earnings, along with changes in the fair value of the hedged item. Changes in the fair value of the effective portions of cash flow hedges are reported in other comprehensive income (loss) and recognized in earnings when the hedged item is recognized in earnings.

Recently Adopted Accounting Standards

On January 1, 2009, we adopted the accounting standard relating to business combinations, including assets acquired and liabilities assumed arising from contingencies. This standard requires the use of the acquisition method of accounting, defines the acquirer, establishes the acquisition date and applies to all transactions and other events in which one entity obtains control over one or more other businesses. Upon our adoption of this standard, we were required to expense certain transaction costs and related fees associated with business combinations that were previously capitalized. In addition, with the adoption of this standard, changes to valuation allowances for acquired deferred income tax assets and adjustments to unrecognized tax benefits acquired generally are to be recognized as adjustments to income tax expense rather than goodwill.

The adoption of the following accounting standards and updates during 2009 did not result in a significant impact to our consolidated financial statements:

On January 1, 2009, we adopted the accounting standard relating to disclosures about derivative instruments and hedging activities, which requires additional disclosures that include how and why an entity uses derivatives, how these instruments and the related hedged items are accounted for and how derivative instruments and related hedged items affect the entity's financial position, results of operations and cash flows.

On January 1, 2009, we adopted the accounting standard that modifies the determination of the useful life of intangible assets from a requirement to consider whether an intangible asset can be renewed without substantial cost or material modifications to the existing terms and conditions to one that requires an entity consider its own historical experience in renewing similar arrangements, or a consideration of market participant assumptions in the absence of historical experience. This standard also requires disclosure of information that enables users of financial statements to assess the extent to which the expected future cash flows associated with the asset are affected by the entity's intent and ability to renew or extend the arrangements.

On June 15, 2009, we prospectively adopted the accounting standard regarding the accounting for, and disclosure of, events that occur after the balance sheet date but before the financial statements are issued.

On June 15, 2009, we adopted the accounting standard that amends the requirements for disclosures about fair value of financial instruments for annual, as well as interim, reporting periods. This standard was effective prospectively for all interim and annual reporting periods ending after June 15, 2009.

On June 15, 2009, we prospectively adopted the accounting standard that amends requirements for recognizing and measuring other-than-temporary impairment of debt securities classified as held to maturity or available for sale. The presentation and disclosure requirements apply to both debt and equity securities.

On June 15, 2009, we prospectively adopted the accounting standard regarding estimating fair value measurements when the volume and level of activity for the asset or liability has significantly decreased, which also provides guidance for identifying transactions that are not orderly.

On August 28, 2009, we adopted the accounting standard update regarding the measurement of liabilities at fair value. This standard update provides techniques to use in measuring fair value of a liability in circumstances in which a quoted price in an active market for the identical liability is not readily available.

In December 2008, the accounting standard regarding employers' disclosures about postretirement benefit plan assets was updated to require us, as a plan sponsor, to provide disclosures about plan assets, including categories of plan assets, the nature of concentrations of risk and disclosures about fair value measurements of plan assets, which became effective as of December 31, 2009.

Recent Accounting Standards

In June 2009, the accounting standard regarding the requirements of consolidation accounting for variable interest entities was updated to require an enterprise to perform an analysis to determine whether the entity's variable interest or interests give it a controlling interest in a variable interest entity. The adoption of this standard, effective January 1, 2010, is not expected to have a significant impact on our consolidated financial statements.

In September 2009, the accounting standard regarding multiple deliverable arrangements was updated to require the use of the relative selling price method when allocating revenue in these types of arrangements. This method allows a vendor to use its best estimate of selling price if neither vendor specific objective evidence nor third party evidence of selling price exists when evaluating multiple deliverable arrangements. This standard update is effective January 1, 2011 and may be adopted prospectively for revenue arrangements entered into or materially modified after the date of adoption or retrospectively for all revenue arrangements for all periods presented. We are currently evaluating the impact that this standard update will have on our consolidated financial statements.

In September 2009, the accounting standard regarding arrangements that include software elements was updated to require tangible products that contain software and non-software elements that work together to deliver the products essential functionality to be evaluated under the accounting standard regarding multiple deliverable arrangements. This standard update is effective January 1, 2011 and may be adopted prospectively for revenue arrangements entered into or materially modified after the date of adoption or retrospectively for all revenue arrangements for all periods presented. We are currently evaluating the impact that this standard update will have on our consolidated financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2009
Acquisitions
Acquisitions

Note 2

Acquisitions

Acquisition of Alltel Corporation

On June 5, 2008, Verizon Wireless entered into an agreement and plan of merger with Alltel Corporation (Alltel), a provider of wireless voice and data services to consumer and business customers in 34 states, and its controlling stockholder, Atlantis Holdings LLC, an affiliate of private investment firms TPG Capital and GS Capital Partners, to acquire, in an all-cash merger, 100% of the equity of Alltel for cash consideration of  $5.9 billion and the assumption of approximately  $24 billion of aggregate principal amount of Alltel debt. Verizon Wireless closed the transaction on January 9, 2009.

We expect to experience substantial operational benefits from the acquisition of Alltel, including additional combined overall cost savings from reduced roaming costs by moving more traffic to our own network, reduced network-related costs from the elimination of duplicate facilities, consolidation of platforms, efficient traffic consolidation, and reduced overall expenses relating to advertising, overhead and headcount. We expect reduced combined capital expenditures as a result of greater economies of scale and the rationalization of network assets. We believe that the use of the same technology platform is facilitating the integration of Alltel's network operations with ours.

We have substantially completed the appraisals necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, the fair value of noncontrolling interests, and the amount of goodwill recognized as of the acquisition date.

The fair values of the assets acquired and liabilities assumed were determined using the income, cost, and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market other than interest rate swaps (see Note 10) and long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of wireless licenses and customer relationships. The income approach indicates value for a subject asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for plant, property and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the asset, less an allowance for loss in value due to depreciation. The market approach, which indicates value for a subject asset based on available market pricing for comparable assets, was utilized in combination with the income approach for certain acquired investments. Additionally, Alltel historically conducted business operations in certain markets through non-wholly owned entities (Managed Partnerships). The fair value of the noncontrolling interests in these Managed Partnerships as of the acquisition date of approximately  $586 million was estimated by using a market approach. The market approach indicates value based on financial multiples available for similar entities and adjustments for the lack of control or lack of marketability that market participants would consider in determining fair value of the Managed Partnerships. The fair value of the majority of the long-term debt assumed and held was primarily valued using quoted market prices.

The following table summarizes the consideration paid and the allocation of the assets acquired, including cash acquired of  $1.0 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of Alltel's noncontrolling partnership interests:

(dollars in millions)
Assets acquired
Current assets	$2,760
Plant, property and equipment	3,513
Wireless licenses	9,444
Goodwill	16,353
Intangible assets subject to amortization	2,391
Other assets	2,444

Total assets acquired	36,905

Liabilities assumed
Current liabilities	1,833
Long-term debt	23,929
Deferred income taxes and other liabilities	5,032

Total liabilities assumed	30,794

Net assets acquired	6,111
Noncontrolling interest	(519)
Contributed capital	333

Total cash consideration	$5,925

Included in the above purchase price allocation is  $2.1 billion of net assets to be divested as a condition of the regulatory approval as described below.

Wireless licenses have an indefinite life, and accordingly, are not subject to amortization. The weighted average period prior to renewal of these licenses at acquisition is approximately 5.7 years. The customer relationships included in Intangible assets subject to amortization are being amortized using an accelerated method over 8 years, and other intangibles are being amortized on a straight-line basis or an accelerated method over a period of 2 to 3 years. Goodwill of approximately  $1.4 billion is expected to be deductible for tax purposes.

Alltel Divestiture Markets

As a condition of the regulatory approvals by the Department of Justice (DOJ) and the FCC to complete the Alltel acquisition, Verizon Wireless is required to divest overlapping properties in 105 operating markets in 24 states (Alltel Divestiture Markets). These markets consist primarily of Alltel operations, but also include a small number of pre-merger operations of Verizon Wireless. As of December 31, 2009, total assets and total liabilities to be divested of  $2.6 billion and  $0.1 billion, respectively, principally comprised of network assets, wireless licenses and customer relationships are included in Prepaid expenses and other current assets and Other current liabilities, respectively, on the accompanying consolidated balance sheets as a result of entering into the transactions described below.

On May 8, 2009, Verizon Wireless entered into a definitive agreement with AT&T Mobility LLC (AT&T Mobility), a subsidiary of AT&T Inc. (AT&T), pursuant to which AT&T Mobility agreed to acquire 79 of the 105 Alltel Divestiture Markets, including licenses and network assets for approximately  $2.4 billion in cash. On June 9, 2009, Verizon Wireless entered into a definitive agreement with Atlantic Tele-Network, Inc. (ATN), pursuant to which ATN agreed to acquire the remaining 26 Alltel Divestiture Markets that were not included in the transaction with AT&T Mobility, including licenses and network assets, for  $200 million in cash. Verizon Wireless expects to close the transactions with AT&T Mobility and ATN during the first half of 2010. Completion of each of the foregoing transactions is subject to receipt of regulatory approvals.

Pro Forma Information

The unaudited pro forma information presents the combined operating results of Verizon and Alltel, with the results prior to the acquisition date adjusted to include the pro forma impact of: the elimination of transactions between Verizon and Alltel; the adjustment of amortization of intangible assets and depreciation of fixed assets based on the purchase price allocation; the elimination of merger expenses and management fees incurred by Alltel; and the adjustment of interest expense reflecting the assumption and partial redemption of Alltel's debt and incremental borrowing incurred by Verizon Wireless to complete the acquisition of Alltel.

The unaudited pro forma results are presented for illustrative purposes only and do not reflect the realization of potential cost savings, or any related integration costs. Certain cost savings may result from the merger; however, there can be no assurance that these cost savings will be achieved. These pro forma results do not purport to be indicative of the results that would have actually been obtained if the merger occurred as of January 1, 2008, nor does the pro forma data intend to be a projection of results that may be obtained in the future.

The following unaudited pro forma consolidated results of operations assume that the acquisition of Alltel was completed as of January 1, 2008:

(dollars in millions, except per share amounts)
Year ended December 31,	2008
Operating revenues	$106,509
Net income attributable to Verizon	6,482

Earnings per common share from net income attributable to Verizon:
Basic	2.28
Diluted	2.27

Consolidated results of operations reported for the year ended December 31, 2009 were not significantly different than the pro forma consolidated results of operations assuming the acquisition of Alltel was completed on January 1, 2009.

Acquisition of Rural Cellular Corporation

On August 7, 2008, Verizon Wireless acquired 100% of the outstanding common stock and redeemed all of the preferred stock of Rural Cellular Corporation (Rural Cellular) in a cash transaction valued at approximately  $1.3 billion. Rural Cellular was a wireless communications service provider operating under the trade name of "Unicel," focusing primarily on rural markets in the United States. We believe that the acquisition has enhanced Verizon Wireless's network coverage in markets adjacent to its existing service areas and has enabled Verizon Wireless to achieve operational benefits through realizing synergies in reduced roaming and other operating expenses.

Had this acquisition been consummated on January 1, 2008, the results of Rural Cellular's acquired operations would not have had a significant impact on the consolidated net income attributable to Verizon.

The acquisition of Rural Cellular has been accounted for as a business combination under the purchase method. The following table summarizes the allocation of the acquisition cost to the assets acquired, including cash acquired of  $42 million, and liabilities assumed as of the acquisition date:

(dollars in millions)
Assets acquired
Wireless licenses	$1,095
Goodwill	925
Intangible assets subject to amortization	206
Other assets	971

Total assets acquired	3,197

Liabilities assumed
Long-term debt	1,505
Deferred income taxes and other liabilities	376

Total liabilities assumed	1,881

Net assets acquired	$1,316

As part of its regulatory approval for the Rural Cellular acquisition, the FCC and DOJ required the divestiture of six operating markets, including all of Rural Cellular's operations in Vermont and New York as well as its operations in Okanogan and Ferry, WA. Included in Other assets in the table above are assets that were divested of  $485 million. On December 22, 2008, we exchanged these assets and an additional cellular license with AT&T for assets having a total aggregate value of approximately  $495 million.

Merger Integration and Acquisition Costs

During 2009, we recorded pretax charges of  $1,211 million ( $380 million attributable to Verizon after-tax) for merger integration activities primarily related to the Alltel acquisition including trade name amortization, re-branding initiatives and handset conversion costs. Additionally, the 2009 charges also included transaction fees and costs associated with the acquisition, including fees related to the credit facility that was entered into and utilized to complete the acquisition.

In 2008 and 2007, we recorded pretax charges of  $174 million ( $107 million attributable to Verizon after-tax) and  $178 million ( $112 million after-tax), respectively, primarily comprised of systems integration activities and other costs related to re-branding initiatives, facility exit costs and advertising associated with the MCI acquisition.

Other

On May 8, 2009, Verizon Wireless entered into an agreement with AT&T to purchase certain assets of Centennial Communications Corporation for  $240 million. Completion of the foregoing transaction is subject to the receipt of regulatory approval.

In July 2007, Verizon acquired a security-services firm for  $435 million, primarily resulting in goodwill of  $343 million and other intangible assets of  $81 million. This acquisition was made to enhance our managed information security services to large business and government customers worldwide. This acquisition was integrated into the Wireline segment.

Dispositions, Discontinued Operations and Extraordinary Item	12 Months Ended
Dec. 31, 2009
Dispositions, Discontinued Operations and Extraordinary Item
Dispositions, Discontinued Operations and Extraordinary Item

Note 3

Dispositions, Discontinued Operations and Extraordinary Item

Dispositions

2009

On May 13, 2009, we announced plans to spin off a newly formed subsidiary of Verizon (Spinco) to our stockholders. Spinco will hold defined assets and liabilities of the local exchange business and related landline activities of Verizon in Arizona, Idaho, Illinois, Indiana, Michigan, Nevada, North Carolina, Ohio, Oregon, South Carolina, Washington, West Virginia and Wisconsin, and in portions of California bordering Arizona, Nevada and Oregon, including Internet access and long distance services and broadband video provided to designated customers in those areas. Immediately following the spin-off, Spinco plans to merge with Frontier Communications Corporation (Frontier) pursuant to a definitive agreement with Frontier, and Frontier will be the surviving corporation. The transactions do not involve any assets or liabilities of Verizon Wireless. The merger will result in Frontier acquiring approximately 4 million access lines and certain related businesses from Verizon, which collectively generated annual revenues of approximately  $4 billion for Verizon's Wireline segment.

Depending on the trading prices of Frontier common stock prior to the closing of the merger, Verizon stockholders will collectively own between approximately 66% and 71% of Frontier's outstanding equity immediately following the closing of the merger, and Frontier stockholders will collectively own between approximately 29% and 34% of Frontier's outstanding equity immediately following the closing of the merger (in each case, before any closing adjustments). The actual number of shares of common stock to be issued by Frontier in the merger will be calculated based upon several factors, including the average trading price of Frontier common stock during a pre-closing measuring period (subject to a collar) and other closing adjustments. Verizon will not own any shares of Frontier after the merger.

Both the spin-off and merger are expected to qualify as tax-free transactions, except to the extent that cash is paid to Verizon stockholders in lieu of fractional shares.

In connection with the spin-off, Verizon expects to receive from Spinco approximately  $3.3 billion in value through a combination of a special cash payment to Verizon, a reduction in Verizon's consolidated indebtedness, and, in certain circumstances, the issuance to Verizon of debt securities of Spinco. In the merger, Verizon stockholders are expected to receive approximately  $5.3 billion of Frontier common stock, assuming the average trading price of Frontier common stock during the pre-closing measuring period is within the collar and no closing adjustments.

During 2009, we recorded pretax charges of  $453 million ( $287 million after-tax) for costs incurred related to our Wireline cost reduction initiatives, as well as network, non-network software and other activities to enable the markets to be divested to operate on a stand-alone basis subsequent to the closing of the transaction with Frontier, and professional advisory and legal fees in connection with this transaction.

2008

On March 31, 2008, we completed the spin-off of the shares of Northern New England Spinco Inc. to Verizon shareowners and the merger of Northern New England Spinco Inc. with FairPoint Communications, Inc. As a result of the spin-off, our net debt was reduced by approximately  $1.4 billion. The consolidated statements of income for the periods presented include the results of operations of the local exchange and related business assets in Maine, New Hampshire and Vermont through the date of completion of the spin-off.

During 2008, we recorded pretax charges of  $103 million ( $81 million after-tax), for costs incurred related to the separation of the wireline facilities and operations in Maine, New Hampshire and Vermont from Verizon at the closing of the transaction, as well as for professional advisory and legal fees in connection with this transaction.

Discontinued Operations

On March 30, 2007, we completed the sale of our 52% interest in Telecomunicaciones de Puerto Rico, Inc. (TELPRI) and received gross proceeds of approximately  $980 million. The sale resulted in a pretax gain of  $120 million ( $70 million after-tax). Verizon contributed  $100 million ( $65 million after-tax) of the proceeds to the Verizon Foundation.

We have classified the financial information of TELPRI as discontinued operations in the consolidated financial statements for all periods presented through the date of the divestiture.

Income from discontinued operations, net of tax, presented in the consolidated statements of income during the year ended December 31, 2007 included operating revenues of  $306 million, income before provision for income taxes of  $185 million, provision for income taxes of  $43 million and income from discontinued operations, net of tax of  $142 million.

Extraordinary Item

In January 2007, the Bolivarian Republic of Venezuela (the Republic) declared its intent to nationalize certain companies, including Compañía Anónima Nacional Teléfonos de Venezuela (CANTV). On February 12, 2007, we entered into a Memorandum of Understanding (MOU) with the Republic, which provided that the Republic offer to purchase all of the equity securities of CANTV, including our 28.5% interest, through public tender offers in Venezuela and the United States. Under the terms of the MOU, the prices in the tender offers would be adjusted downward to reflect any dividends declared and paid subsequent to February 12, 2007. During 2007, the tender offers were completed and Verizon received an aggregate amount of approximately  $572 million, which included  $476 million from the tender offers as well as  $96 million of dividends declared and paid subsequent to the MOU. During 2007, based upon our investment balance in CANTV, we recorded an extraordinary loss of  $131 million, including taxes of  $38 million.

Wireless Licenses, Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2009
Wireless Licenses, Goodwill and Other Intangible Assets
Wireless Licenses, Goodwill and Other Intangible Assets

Note 4

Wireless Licenses, Goodwill and Other Intangible Assets

Wireless Licenses

Changes in the carrying amount of wireless licenses are as follows:

(dollars in millions)
Balance at December 31, 2007	$50,796
Wireless licenses acquired	10,626
Capitalized interest on wireless licenses	557
Reclassifications, adjustments and other	(5)

Balance at December 31, 2008	$61,974
Wireless licenses acquired (Note 2)	9,444
Capitalized interest on wireless licenses	730
Reclassifications, adjustments and other	(81)

Balance at December 31, 2009	$72,067

Reclassifications, adjustments and other during 2009 primarily include wireless licenses that are included in the Alltel Divestiture Markets (see Note 2) as held for sale and included in Prepaid expenses and other in the accompanying consolidated balance sheets. As of December 31, 2009 and 2008,  $12.2 billion and  $12.4 billion, respectively, of wireless licenses were under development for commercial service for which we are capitalizing interest costs.

The average remaining renewal period of our wireless license portfolio was 8.0 years as of December 31, 2009 (see Note 1, Goodwill and Other Intangible Assets – Intangible Assets Not Subject to Amortization).

On March 20, 2008, the FCC announced the results of Auction 73 of wireless spectrum licenses in the 700 MHz band. We were the successful bidder for twenty-five 12 MHz licenses in the A-Block frequency, seventy-seven 12 MHz licenses in the B-Block frequency and seven 22 MHz licenses (nationwide with the exception of Alaska) in the C-Block frequency, with an aggregate bid price of  $9,363 million. We have made all required payments to the FCC for these licenses by April 2008. The FCC granted us these licenses on November 26, 2008.

Goodwill

Changes in the carrying amount of goodwill are as follows:

(dollars in millions)
	Domestic Wireless	Wireline	Total
Balance at December 31, 2007	$345	$4,900	$5,245
Acquisitions (Note 2)	954	—	954
Reclassifications, adjustments and other	(2)	(162)	(164)

Balance at December 31, 2008	$1,297	$4,738	$6,035
Acquisitions (Note 2)	16,353	—	16,353
Reclassifications, adjustments and other	88	(4)	84

Balance at December 31, 2009	$17,738	$4,734	$22,472

Reclassifications, adjustments and other in Domestic Wireless during 2009 relate to the finalization of the Rural Cellular purchase accounting, partially offset by goodwill that is included in the Alltel Divestiture Markets (see Note 2) as held for sale and included in Prepaid expenses and other in the accompanying consolidated financial statements. Reclassifications, adjustments and other during 2008 reflect the revised estimated tax losses of acquired assets and liabilities.

Other Intangible Assets

The following table displays the composition of Other intangible assets:

(dollars in millions)
	At December 31, 2009			At December 31, 2008
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Other intangible assets:
Customer lists (6 to 8 years)	$3,134	$(1,012)	$2,122	$1,415	$(595)	$820
Non-network internal-usesoftware (2 to 7 years)	8,455	(4,346)	4,109	8,099	(4,102)	3,997
Other (1 to 25 years)	865	(332)	533	465	(83)	382

Total	$12,454	$(5,690)	$6,764	$9,979	$(4,780)	$5,199

At December 31, 2009, the gross amount of Customer lists, Non-network software and Other includes  $2,391 million related to the Alltel acquisition.

The annual amortization expense for Other intangible assets were as follows:

Years	(dollars in millions)
2009	$1,970
2008	1,383
2007	1,341

Estimated future annual amortization expense for Other intangible assets at December 31, 2009 is as follows:

Years	(dollars in millions)
2010	$1,848
2011	1,496
2012	1,224
2013	987
2014	582

During 2008, we entered into an agreement to acquire a non-exclusive license (the IP License) to a portfolio of intellectual property owned by an entity formed for the purpose of acquiring and licensing intellectual property. We paid an initial fee of  $100 million for the IP License, which is included in Other intangible assets, net and is being amortized over the estimated average remaining lives of the licensed intellectual property. In addition, we executed a subscription agreement (with a capital commitment up to  $250 million, of which approximately  $176 million remains to be funded at December 31, 2009, as required, through 2012) to become a member in a limited liability company (the LLC) formed by the same entity for the purpose of acquiring and licensing additional intellectual property. In connection with this investment, we will receive non-exclusive license rights to certain intellectual property acquired by the LLC for an annual license fee.

Plant, Property and Equipment	12 Months Ended
Dec. 31, 2009
Property, Plant and Equipment
Plant, Property and Equipment

Note 5

Plant, Property and Equipment

The following table displays the details of Plant, property and equipment, which is stated at cost:

	(dollars in millions)
At December 31,	2009	2008
Land	$925	$813
Buildings and equipment	21,492	20,085
Network equipment	184,547	174,715
Furniture, office and data processing equipment	9,083	9,177
Work in progress	3,331	3,038
Leasehold improvements	4,694	3,903
Vehicles and other	4,446	3,874

	228,518	215,605
Less accumulated depreciation	137,052	129,059

Total	$91,466	$86,546

Investments in Unconsolidated Businesses	12 Months Ended
Dec. 31, 2009
Investments in Unconsolidated Businesses
Investments in Unconsolidated Businesses

Note 6

Investments in Unconsolidated Businesses

Our investments in unconsolidated businesses are comprised of the following:

	(dollars in millions)
At December 31,	Ownership	2009	2008
Equity Investees
Vodafone Omnitel	23.1%	$1,978	$2,182
Other	Various	1,130	877

Total equity investees		3,108	3,059

Cost Investees	Various	427	334

Total investments in unconsolidated businesses		$3,535	$3,393

Dividends and repatriations of foreign earnings received from these investees amounted to  $942 million in 2009,  $779 million in 2008 and  $2,571 million in 2007.

Equity Method Investments

Vodafone Omnitel

Vodafone Omnitel N.V. (Vodafone Omnitel) is the second largest wireless communications company in Italy. At December 31, 2009 and 2008, our investment in Vodafone Omnitel included goodwill of  $1,132 million and  $1,105 million, respectively. During 2009 and 2008, Verizon received net distributions from Vodafone Omnitel of approximately  $874 million and  $670 million, respectively.

Other Equity Investees

We have limited partnership investments in entities that invest in affordable housing projects, for which we provide funding as a limited partner and receive tax deductions and tax credits based on our partnership interests. At December 31, 2009 and 2008, we had equity investments in these partnerships of  $888 million and  $761 million, respectively. We adjust the carrying value of these investments for any losses incurred by the limited partnerships through earnings.

The remaining investments include wireless partnerships in the U.S. and other smaller domestic and international investments.

Cost Method Investments

Some of our cost investments are carried at their current market value. Other cost investments are carried at their original cost if the current market value is not readily determinable. We do however, adjust the carrying value of these securities in cases where we have determined that a decline in their estimated market value is other-than-temporary. The carrying value for investments carried at cost was not significant at December 31, 2009 and 2008.

Summarized Financial Information

Summarized financial information for our equity investees is as follows:

Balance Sheet

	(dollars in millions)
At December 31,	2009	2008
Current assets	$3,588	$3,247
Noncurrent assets	8,179	8,315

Total assets	$11,767	$11,562

Current liabilities	$6,804	$5,847
Noncurrent liabilities	49	54
Equity	4,914	5,661

Total liabilities and equity	$11,767	$11,562

Income Statement

		(dollars in millions)
Years Ended December 31,	2009	2008	2007
Net revenue	$12,903	$13,077	$11,317
Operating income	4,313	3,820	4,643
Net income	2,717	2,634	2,511

Noncontrolling Interest	12 Months Ended
Dec. 31, 2009
Noncontrolling Interest
Noncontrolling Interest

Note 7

Noncontrolling Interest

Noncontrolling interests in equity of subsidiaries were as follows:

	(dollars in millions)
At December 31,	2009	2008
Noncontrolling interests in consolidated subsidiaries:
Wireless joint venture	$41,950	$36,683
Cellular partnerships and other	811	516

	$42,761	$37,199

Wireless Joint Venture

Our Domestic Wireless segment, Cellco Partnership doing business as Verizon Wireless (Verizon Wireless) is a joint venture formed in April 2000 by the combination of the U.S. wireless operations and interests of Verizon and Vodafone. Verizon owns a controlling 55% interest in Verizon Wireless and Vodafone owns the remaining 45%.

Leasing Arrangements	12 Months Ended
Dec. 31, 2009
Leasing Arrangements
Leasing Arrangements

Note 8

Leasing Arrangements

As Lessor

We are the lessor in leveraged and direct financing lease agreements for commercial aircraft and power generating facilities, which comprise the majority of the portfolio along with telecommunications equipment, real estate property and other equipment. These leases have remaining terms up to 41 years as of December 31, 2009. In addition, we lease space on certain of our cell towers to other wireless carriers. Minimum lease payments receivable represent unpaid rentals, less principal and interest on third-party nonrecourse debt relating to leveraged lease transactions. Since we have no general liability for this debt, which holds a senior security interest in the leased equipment and rentals, the related principal and interest have been offset against the minimum lease payments receivable in accordance with GAAP. All recourse debt is reflected in our consolidated balance sheets.

Finance lease receivables, which are included in Prepaid expenses and other and Other assets in our consolidated balance sheets are comprised of the following:

	(dollars in millions)
At December 31,	2009			2008
	Leveraged Leases	Direct Finance Leases	Total	Leveraged Leases	Direct Finance Leases	Total
Minimum lease payments receivable	$2,504	$166	$2,670	$2,734	$133	$2,867
Estimated residual value	1,410	12	1,422	1,501	12	1,513
Unearned income	(1,251)	(19)	(1,270)	(1,400)	(23)	(1,423)

Total	$2,663	$159	$2,822	$2,835	$122	$2,957

Allowance for doubtful accounts			(158)			(159)

Finance lease receivables, net			$2,664			$2,798

Current			$72			$46
Noncurrent			2,592			2,752

			$2,664			$2,798

Accumulated deferred taxes arising from leveraged leases, which are included in Deferred income taxes, amounted to  $2,081 million at December 31, 2009 and  $2,218 million at December 31, 2008.

The following table is a summary of the components of income from leveraged leases:

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Pretax lease income	$83	$74	$78
Income tax expense	34	30	30
Investment tax credits	4	4	4

The future minimum lease payments to be received from noncancelable capital leases (direct financing and leveraged leases), net of nonrecourse loan payments related to leveraged leases, along with payments relating to operating leases for the periods shown at December 31, 2009, are as follows:

	(dollars in millions)
Years	Capital Leases	Operating Leases
2010	$228	$117
2011	169	96
2012	135	70
2013	136	41
2014	124	20
Thereafter	1,878	47

Total	$2,670	$391

As Lessee

We lease certain facilities and equipment for use in our operations under both capital and operating leases. Total rent expense under operating leases amounted to  $2,518 million,  $2,201 million and  $2,051 million in 2009, 2008 and 2007, respectively.

Amortization of capital leases is included in Depreciation and amortization expense in the consolidated statements of income. Capital lease amounts included in Plant, property and equipment are as follows:

	(dollars in millions)
At December 31,	2009	2008
Capital leases	$357	$298
Less accumulated amortization	126	97

Total	$231	$201

The aggregate minimum rental commitments under noncancelable leases for the periods shown at December 31, 2009, are as follows:

	(dollars in millions)
Years	Capital Leases	Operating Leases
2010	$102	$1,971
2011	92	1,706
2012	73	1,422
2013	68	1,154
2014	53	938
Thereafter	106	5,135

Total minimum rental commitments	494	$12,326

Less interest and executory costs	97

Present value of minimum lease payments	397
Less current installments	79

Long-term obligation at December 31, 2009	$318

As of December 31, 2009, the total minimum sublease rentals to be received in the future under noncancelable operating subleases was approximately  $44 million.

Debt	12 Months Ended
Dec. 31, 2009
Debt
Debt

Note 9

Debt

Debt Maturing Within One Year

Debt maturing within one year is as follows:

	(dollars in millions)
At December 31,	2009	2008
Long-term debt maturing within one year	$6,105	$3,506
Commercial paper	1,100	1,487

Total debt maturing within one year	$7,205	$4,993

The weighted average interest rate for our commercial paper at December 31, 2009 and December 31, 2008 was 0.7% and 2.9%, respectively.

Capital expenditures (primarily acquisition and construction of network assets) are partially financed pending long-term financing through bank loans and the issuance of commercial paper payable within 12 months.

On April 15, 2009, we terminated all commitments under our previous  $6.0 billion three-year credit facility with a syndicate of lenders that was scheduled to mature in September 2009 and entered into a new  $5.3 billion 364-day credit facility with a group of major financial institutions. As of December 31, 2009, the unused borrowing capacity under the 364-day credit facility was approximately  $5.2 billion. A commitment fee accrues on the unused portion of the credit facility.

Long-Term Debt

Outstanding long-term debt obligations are as follows:

			(dollars in millions)
At December 31,	Interest Rates %	Maturities	2009	2008
Verizon Wireless - notes payable and other	3.75 - 5.55	2011 - 2014	$7,000	$—
	7.38 - 8.89	2011 - 2018	6,118	5,983
	Floating	2011	6,246	4,440
Verizon Wireless - Alltel assumed notes	6.50 - 7.88	2012 - 2032	2,334	—

Verizon Communications - notes payable and other	4.35 - 5.50	2010 - 2018	6,196	7,878
	5.55 - 6.90	2012 - 2038	10,386	8,741
	7.25 - 8.95	2010 - 2039	9,671	8,822

Telephone subsidiaries - debentures	4.63 - 7.00	2010 - 2033	8,797	9,654
	7.15 - 7.88	2012 - 2032	1,449	1,449
	8.00 - 8.75	2010 - 2031	1,080	1,080

Other subsidiaries - debentures and other	6.84 - 8.75	2018 - 2028	1,700	2,200

Employee stock ownership plan loans - NYNEX debentures	9.55	2010	23	47

Capital lease obligations (average rates of 6.3% and 6.2%, respectively)			397	390
Unamortized discount, net of premium			(241)	(219)

Total long-term debt, including current maturities			61,156	50,465
Less long-term debt maturing within one year			6,105	3,506

Total long-term debt			$55,051	$46,959

Verizon Wireless – Notes Payable and Other

Verizon Wireless Capital LLC, a wholly owned subsidiary of Verizon Wireless, is a limited liability company formed under the laws of Delaware on December 7, 2001 as a special purpose finance subsidiary to facilitate the offering of debt securities of Verizon Wireless by acting as co-issuer. Other than the financing activities as a co-issuer of Verizon Wireless indebtedness, Verizon Wireless Capital LLC has no material assets, operations or revenues. Verizon Wireless is jointly and severally liable with Verizon Wireless Capital LLC for co-issued notes, as indicated below.

2009

During November 2009, Verizon Wireless and Verizon Wireless Capital LLC completed an exchange offer to exchange privately placed notes issued in November 2008, as well as in February and May 2009 for new notes with similar terms.

In June 2009, Verizon Wireless issued  $1.0 billion aggregate principal amount of floating rate notes due 2011. Commencing on December 27, 2009 and on each quarterly interest payment date thereafter, both the noteholders and Verizon Wireless have the right to require settlement of all or a portion of these notes at par. Accordingly, the notes are classified as current maturities in the consolidated balance sheet. As of December 31, 2009, neither Verizon Wireless nor the noteholders have exercised their right to require settlement on any portion of these notes.

In May 2009, Verizon Wireless and Verizon Wireless Capital LLC co-issued  $4.0 billion aggregate principal amount of two-year fixed and floating rate notes in a private placement resulting in cash proceeds of approximately  $4.0 billion, net of discounts and issuance costs. In February 2009, Verizon Wireless and Verizon Wireless Capital LLC co-issued  $4.3 billion aggregate principal amount of three and five-year fixed rate notes in a private placement resulting in cash proceeds of  $4.2 billion, net of discounts and issuance costs.

2008

In December 2008, Verizon Wireless and Verizon Wireless Capital LLC, as the borrowers, entered into a  $17.0 billion credit facility (Bridge Facility). On January 9, 2009, Verizon Wireless borrowed  $12.4 billion under the Bridge Facility in order to complete the acquisition of Alltel and repay certain of Alltel's outstanding debt. Verizon Wireless used cash generated from operations and the net proceeds from the sale of the notes in private placements issued in February 2009, May 2009 and June 2009, which are described above, to repay all of the borrowings under the Bridge Facility. No borrowings were outstanding under the Bridge Facility at December 31, 2009 and the commitments under the Bridge Facility were terminated.

In December 2008, Verizon Wireless and Verizon Wireless Capital LLC, co-issued €650 million of 7.625% notes due 2011, €500 million of 8.750% notes due 2015 and £600 million of 8.875% notes due 2018. Concurrent with these offerings, Verizon Wireless entered into cross currency swaps to fix our future interest and principal payments in U.S. dollars as well as to exchange the net proceeds from British Pounds Sterling and Euros into U.S. dollars (see Note 10). The net proceeds of  $2.4 billion, net of discounts and issuance costs were used in connection with the Alltel acquisition.

In November 2008, Verizon Wireless and Verizon Wireless Capital LLC co-issued a private placement of  $1.3 billion of 7.375% notes due 2013 and  $2.3 billion of 8.500% notes due 2018 resulting in cash proceeds of  $3.5 billion net of discounts and issuance costs. The net proceeds from the sale of these notes were used in connection with the Alltel acquisition on January 9, 2009 (see Note 2).

On September 30, 2008, Verizon Wireless and Verizon Wireless Capital LLC entered into a  $4.4 billion Three-Year Term Loan Facility Agreement (Three-Year Term Facility) with a maturity date of September 30, 2011. Verizon Wireless borrowed  $4.4 billion under the Three-Year Term Facility in order to repay a portion of the 364-Day Credit Agreement as described below. Borrowings under the Three-Year Term Facility currently bear interest at a variable rate based on LIBOR plus 100 basis points. During 2009, the first principal payment was made to reduce the outstanding balance as of December 31, 2009 to  $4 billion. The Three-Year Term Facility includes a requirement to maintain a certain leverage ratio.

On June 5, 2008, Verizon Wireless entered into a  $7.6 billion 364-Day Credit Agreement. During 2008, Verizon Wireless utilized this facility primarily to purchase Alltel debt obligations and pay fees and expenses incurred in connection therewith, finance the acquisition of Rural Cellular and repay the outstanding Rural Cellular debt and pay fees and expenses incurred in connection therewith. During 2008, the borrowings under the 364-Day Credit Agreement were repaid.

Verizon Communications – Notes Payable and Other

2009

During 2009, Verizon issued  $1.8 billion of 6.35% notes due 2019 and  $1.0 billion of 7.35% notes due 2039, resulting in cash proceeds of  $2.7 billion, net of discounts and issuance costs, which was used to reduce our commercial paper borrowings, repay maturing debt and for general corporate purposes. In January 2009, Verizon utilized a  $0.2 billion floating rate vendor financing facility due 2010. During 2009,  $0.5 billion of floating rate notes due 2009 and  $0.1 billion of 8.23% notes matured and were repaid.

2008

In November 2008, Verizon issued  $2.0 billion of 8.75% notes due 2018 and  $1.3 billion of 8.95% notes due 2039, which resulted in cash proceeds of  $3.2 billion net of discount and issuance costs. In April 2008, Verizon issued  $1.3 billion of 5.25% notes due 2013,  $1.5 billion of 6.10% notes due 2018, and  $1.3 billion of 6.90% notes due 2038, resulting in cash proceeds of  $4.0 billion, net of discounts and issuance costs. In February 2008, Verizon issued  $0.8 billion of 4.35% notes due 2013,  $1.5 billion of 5.50% notes due 2018, and  $1.8 billion of 6.40% notes due 2038, resulting in cash proceeds of  $4.0 billion, net of discounts and issuance costs. In January 2008, Verizon utilized a  $0.2 billion fixed rate vendor financing facility due 2010. During the first quarter of 2008,  $1.0 billion of Verizon Communications Inc. 4.0% notes matured and were repaid.

Telephone and Other Subsidiary Debt

During 2009, we redeemed  $0.1 billion of 6.8% Verizon New Jersey Inc. debentures,  $0.3 billion of 6.7% notes and  $0.2 billion of 5.5% Verizon California Inc. notes and  $0.2 billion of 5.875% Verizon New England Inc. notes. In April 2009, we redeemed  $0.5 billion of 7.51% GTE Corporation notes.

During 2008, we redeemed  $0.2 billion of 5.55% Verizon Northwest notes,  $0.3 billion of 6.9% and  $0.3 billion of 5.65% Verizon North Inc. notes,  $0.1 billion of 7.0% Verizon California Inc. notes,  $0.3 billion of 6.0% Verizon New York Inc. notes,  $0.3 billion of 6.46% GTE Corporation notes and  $0.1 billion of 6.0% Verizon South Inc. notes.

Guarantees

We guarantee the debt obligations of GTE Corporation (but not the debt of its subsidiary or affiliate companies) that were issued and outstanding prior to July 1, 2003. As of December 31, 2009,  $1.7 billion principal amount of these obligations remained outstanding.

Debt Covenants

We and our consolidated subsidiaries are in compliance with all of our debt covenants.

Maturities of Long-Term Debt

Maturities of long-term debt outstanding at December 31, 2009 are as follows:

Years	(dollars in millions)
2010	$6,105
2011	9,646
2012	5,884
2013	5,857
2014	3,524
Thereafter	30,140

Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2009
Fair Value Measurements and Financial Instruments
Fair Value Measurements and Financial Instruments

Note 10

Fair Value Measurements and Financial Instruments

The following table presents the balances of assets measured at fair value on a recurring basis as of December 31, 2009:

	(dollars in millions)
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investments	$274	$216	$—	$490
Investments in unconsolidated businesses	417	—	—	417
Other assets	—	1,365	—	1,365

Short-term investments and Investments in unconsolidated businesses include equity securities, mutual funds and U.S. Treasuries, which are generally measured using quoted prices in active markets and are classified as Level 1.

Other assets and the short-term investments classified as Level 2 are comprised of domestic and foreign corporate and government bonds. While quoted prices in active markets for certain of these debt securities are available, for some they are not. We use alternative matrix pricing as a practical expedient resulting in our debt securities being classified as Level 2. Our derivative contracts included in Other assets are primarily comprised of cross currency and interest rate swaps. Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments.

Gross unrealized gains and losses on marketable securities and other investments were not significant during 2009 and 2008.

Upon closing of the Alltel acquisition (see Note 2), the  $4.8 billion investment in Alltel debt, which was classified as Level 3 at December 31, 2008, became an intercompany loan and is eliminated in consolidation.

Investment Impairment Charge

During 2008, we recorded a pretax charge of  $48 million ( $31 million after-tax) related to an other-than-temporary decline in the fair value of our investments in certain marketable securities.

Fair Value of Short-term and Long-term Debt

The fair value of our short-term and long-term debt, excluding capital leases, is determined based on market quotes for similar terms and maturities or future cash flows discounted at current rates. The fair value and carrying value of our long-term and short-term debt, excluding capital leases, were as follows:

	(dollars in millions)
At December 31,	2009		2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt	$61,859	$67,359	$51,562	$53,174

Derivatives

Interest Rate Swaps

We have entered into domestic interest rate swaps to achieve a targeted mix of fixed and variable rate debt, where we principally receive fixed rates and pay variable rates based on London Interbank Offered Rate (LIBOR). These swaps are designated as fair value hedges and hedge against changes in the fair value of our debt portfolio. We record the interest rate swaps at fair value on our balance sheet as assets and liabilities. Changes in the fair value of the interest rate swaps are recorded to interest expense, which are offset by changes in the fair value of the debt due to changes in interest rates. The fair value of these contracts was  $171 million and  $415 million at December 31, 2009 and December 31, 2008, respectively, and is included in Other assets and Long-term debt. As of December 31, 2009, the total notional amount of these interest rate swaps was  $6.0 billion.

Cross Currency Swaps

During the fourth quarter of 2008, Verizon Wireless entered into cross currency swaps designated as cash flow hedges to exchange approximately  $2.4 billion of the net proceeds from the December 2008 Verizon Wireless co-issued debt offering of British Pounds Sterling and Euro denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as mitigate the impact of foreign currency transaction gains or losses. The fair value of these swaps included in Other assets at December 31, 2009 was approximately  $315 million and at December 31, 2008 was insignificant. During 2009, a pretax gain of  $310 million was recognized in Other comprehensive income, of which  $135 million was reclassified from Accumulated other comprehensive loss to Other income and (expense), net to offset the related pretax foreign currency transaction loss on the underlying debt obligation.

Alltel Interest Rate Swaps

As a result of the Alltel acquisition, Verizon Wireless acquired seven interest rate swap agreements with a notional value of  $9.5 billion that paid fixed and received variable rates based on three-month and one-month LIBOR with maturities ranging from 2009 to 2013. During the second quarter of 2009, we settled all of these agreements using cash generated from operations for a gain that was not significant. Changes in the fair value of these swaps were recorded in earnings through settlement.

Prepaid Forward Agreement

During the first quarter of 2009, we entered into a privately negotiated prepaid forward agreement for 14 million shares of Verizon common stock at a cost of approximately  $390 million. During the fourth quarter of 2009, we terminated the prepaid forward agreement with respect to 5 million shares of Verizon common stock, which resulted in the delivery of those shares to Verizon. The remaining balance of the prepaid forward agreement for 9 million shares of Verizon common stock at December 31, 2009 of  $252 million is included in Other assets. Changes in the fair value of the agreement, which were not significant during 2009, were included in Selling, general and administrative expense and Cost of services and sales.

Concentrations of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, certain notes receivable, including lease receivables, and derivative contracts. Our policy is to deposit our temporary cash investments with major financial institutions. Counterparties to our derivative contracts are also major financial institutions. The financial institutions have all been accorded high ratings by primary rating agencies. We limit the dollar amount of contracts entered into with any one financial institution and monitor our counterparties' credit ratings. We generally do not give or receive collateral on swap agreements due to our credit rating and those of our counterparties. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect the settlement of these transactions to have a material effect on our results of operations or financial condition.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2009
Stock-Based Compensation
Stock-Based Compensation

Note 11

Stock-Based Compensation

Verizon Communications Long-Term Incentive Plan

In May 2009, Verizon shareholders approved the 2009 Verizon Communications Inc. Long-Term Incentive Plan (the Plan) which permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. The maximum number of shares available for awards from the Plan is 115 million shares. The Plan amends and restates the previous long-term incentive plan.

Restricted Stock Units

The Plan provides for grants of Restricted Stock Units (RSUs) that generally vest at the end of the third year after the grant. The RSUs are classified as liability awards because the RSUs will be paid in cash upon vesting. The RSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the performance of Verizon's stock. Dividend equivalent units are also paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

The following table summarizes Verizon's Restricted Stock Unit activity:

(shares in thousands)	Restricted Stock Units	Weighted-Average Grant-Date Fair Value
Outstanding, January 1, 2007	15,593	$33.67
Granted	6,779	37.59
Payments	(602)	36.75
Cancelled/Forfeited	(197)	34.81

Outstanding December 31, 2007	21,573	34.80
Granted	7,277	36.64
Payments	(6,869)	36.06
Cancelled/Forfeited	(161)	35.45

Outstanding December 31, 2008	21,820	35.01
Granted	7,101	31.90
Payments	(9,357)	31.65
Cancelled/Forfeited	(121)	35.43

Outstanding December 31, 2009	19,443	35.50

Performance Stock Units

The Plan also provides for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. As defined by the Plan, the Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding goals have been achieved over the three-year performance cycle. All payments are subject to approval by the Human Resources Committee. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon's stock as well as performance relative to the targets. Dividend equivalent units are also paid to participants at the time that the PSU award is determined and paid, and in the same proportion as the PSU award.

The following table summarizes Verizon's Performance Stock Unit activity:

(shares in thousands)	Performance Stock Units	Weighted-Average Grant-Date Fair Value
Outstanding, January 1, 2007	28,423	$34.22
Granted	10,371	37.59
Payments	(5,759)	36.75
Cancelled/Forfeited	(900)	36.18

Outstanding December 31, 2007	32,135	34.80
Granted	11,194	36.64
Payments	(7,597)	36.06
Cancelled/Forfeited	(2,518)	36.00

Outstanding December 31, 2008	33,214	35.04
Granted	14,079	31.84
Payments	(17,141)	31.58
Cancelled/Forfeited	(257)	34.32

Outstanding December 31, 2009	29,895	35.52

As of December 31, 2009, unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs was approximately  $304 million and is expected to be recognized over a weighted-average period of approximately two years.

Verizon Wireless's Long-Term Incentive Plan

The 2000 Verizon Wireless Long-Term Incentive Plan (the Wireless Plan) provides compensation opportunities to eligible employees and other participating affiliates of Verizon Wireless (the Partnership). The Wireless Plan provides rewards that are tied to the long-term performance of the Partnership. Under the Wireless Plan, Value Appreciation Rights (VARs) were granted to eligible employees. As of December 31, 2009, all VARs were fully vested.

VARs reflect the change in the value of the Partnership, as defined in the Wireless Plan, similar to stock options. Once VARs become vested, employees can exercise their VARs and receive a payment that is equal to the difference between the VAR price on the date of grant and the VAR price on the date of exercise, less applicable taxes. VARs are fully exercisable three years from the date of grant, with a maximum term of 10 years. All VARs were granted at a price equal to the estimated fair value of the Partnership, as defined in the Wireless Plan, at the date of the grant.

The following table summarizes the assumptions used in the Black-Scholes model during 2009:

Ranges
Risk-free rate	0.2% - 1.6%
Expected term (in years)	0.4 - 2.5
Expected volatility	35.4% - 61.5%

The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of the measurement date. Expected volatility was based on a blend of the historical and implied volatility of publicly traded peer companies for a period equal to the VARs expected life, ending on the measurement date, and calculated on a monthly basis.

The following table summarizes the Value Appreciation Rights activity:

(shares in thousands)	VARs	Weighted-Average Grant-Date Fair Value
Outstanding rights, January 1, 2007	94,467	$16.99
Exercised	(30,848)	15.07
Cancelled/Forfeited	(3,207)	24.55

Outstanding rights, December 31, 2007	60,412	17.58
Exercised	(31,817)	18.47
Cancelled/Forfeited	(351)	19.01

Outstanding rights, December 31, 2008	28,244	16.54
Exercised	(11,442)	16.53
Cancelled/Forfeited	(211)	17.63

Outstanding rights, December 31, 2009	16,591	16.54

Stock-Based Compensation Expense

After-tax compensation expense for stock-based compensation related to RSUs, PSUs, and VARs described above included in net income attributable to Verizon was  $492 million,  $375 million and  $750 million for 2009, 2008 and 2007, respectively.

Stock Options

The Plan provides for grants of stock options to employees at an option price per share of 100% of the fair market value of Verizon common stock on the date of grant. Each grant has a 10 year life, vesting equally over a three year period, starting at the date of the grant. We have not granted new stock options since 2004.

The following table summarizes Verizon's stock option activity:

(shares in thousands)	Stock Options	Weighted-Average Grant-Date Fair Value
Outstanding, January 1, 2007	229,364	$46.48
Exercised	(33,079)	38.50
Cancelled/Forfeited	(21,422)	48.26

Outstanding, December 31, 2007	174,863	47.78
Exercised	(218)	38.00
Cancelled/Forfeited	(39,878)	48.13

Outstanding, December 31, 2008	134,767	47.69
Exercised	(2)	26.33
Cancelled/Forfeited	(31,145)	52.32

Outstanding, December 31, 2009	103,620	46.29

Total stock options outstanding at December 31, 2009 and 2008 were exercisable. The number of stock options exercisable at December 31, 2007 was 174,838.

The following table summarizes information about Verizon's stock options outstanding as of December 31, 2009:

Range of Exercise Prices	Stock Options (in thousands)	Weighted-Average Remaining Life (years)	Weighted-Average Exercise Price
$20.00-29.99	22	2.7	$28.02
30.00-39.99	18,380	3.6	36.40
40.00-49.99	50,897	1.2	43.97
50.00-59.99	34,321	0.6	55.04

Total	103,620	1.4	46.29

The total intrinsic value for stock options outstanding was not significant as of December 31, 2009 and December 31, 2008. The total intrinsic value for stock options exercised was  $147 million in 2007 and not significant in 2009 and 2008. The amount of cash received from the exercise of stock options and the related tax benefits was not significant in 2009 and 2008 and was  $1,274 million in 2007. The after-tax compensation expense for stock options was not significant for 2009, 2008 and 2007.

Employee Benefits	12 Months Ended
Dec. 31, 2009
Employee Benefits
Employee Benefits

Note 12

Employee Benefits

We maintain non-contributory defined benefit pension plans for many of our employees. In addition, we maintain postretirement health care and life insurance plans for our retirees and their dependents, which are both contributory and non-contributory, and include a limit on the Company's share of cost for certain recent and future retirees. We also sponsor defined contribution savings plans to provide opportunities for eligible employees to save for retirement on a tax-deferred basis. We use a measurement date of December 31 for our pension and postretirement health care and life insurance plans.

Pension and Other Postretirement Benefits

Pension and other postretirement benefits for many of our employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

	(dollars in millions)
	Pension		Health Care and Life
At December 31,	2009	2008	2009	2008
Change in Benefit Obligations
Beginning of year	$30,394	$32,495	$27,096	$27,306
Service cost	384	382	311	306
Interest cost	1,924	1,966	1,766	1,663
Plan amendments	—	300	(5)	24
Actuarial (gain) loss, net	2,056	(154)	(469)	(483)
Benefits paid	(2,565)	(2,577)	(1,740)	(1,529)
Termination benefits	75	32	18	7
Curtailment (gain) loss, net	1,245	—	352	(29)
Acquisitions and divestitures, net	192	(183)	8	(169)
Settlements	(1,887)	(1,867)	—	—

End of year	$31,818	$30,394	$27,337	$27,096

Change in Plan Assets
Beginning of year	$27,791	$42,659	$2,555	$4,142
Actual return on plan assets	4,793	(10,680)	638	(1,285)
Company contributions	337	487	1,638	1,227
Benefits paid	(2,565)	(2,577)	(1,740)	(1,529)
Settlements	(1,887)	(1,867)	—	—
Acquisitions and divestitures, net	123	(231)	—	—

End of year	$28,592	$27,791	$3,091	$2,555

Funded Status

End of year	$(3,226)	$(2,603)	$(24,246)	$(24,541)

	(dollars in millions)
	Pension		Health Care and Life
At December 31,	2009	2008	2009	2008
Amounts recognized on the balance sheet
Noncurrent assets	$3,141	$3,132	$—	$—
Current liabilities	(139)	(122)	(542)	(496)
Noncurrent liabilities	(6,228)	(5,613)	(23,704)	(24,045)

Total	$(3,226)	$(2,603)	$(24,246)	$(24,541)

Amounts recognized in Accumulated Other Comprehensive Loss (Pretax)
Actuarial loss, net	$12,200	$13,296	$5,806	$6,848
Prior service cost	999	1,162	2,667	3,235

Total	$13,199	$14,458	$8,473	$10,083

Changes in benefit obligations were caused by factors including changes in actuarial assumptions, settlements and curtailments.

The accumulated benefit obligation for all defined benefit pension plans was  $30,793 million and  $29,405 million at December 31, 2009 and 2008, respectively.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

		(dollars in millions)
At December 31,	2009	2008
Projected benefit obligation	$28,719	$27,171
Accumulated benefit obligation	28,128	26,641
Fair value of plan assets	22,352	21,436

Net Periodic Cost

The following table displays the details of net periodic pension and other postretirement costs:

	(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2009	2008	2007	2009	2008	2007
Service cost	$384	$382	$442	$311	$306	$354
Interest cost	1,924	1,966	1,975	1,766	1,663	1,592
Expected return on plan assets	(2,937)	(3,187)	(3,175)	(302)	(321)	(317)
Amortization of prior service cost	112	62	43	401	395	392
Actuarial loss, net	112	40	98	238	222	316

Net periodic benefit (income) cost	(405)	(737)	(617)	2,414	2,265	2,337

Termination benefits	75	32	—	18	7	—
Settlement loss	1,183	364	—	—	—	—
Curtailment loss and other, net	1,296	—	—	514	24	—

Subtotal	2,554	396	—	532	31	—

Total (income) cost	$2,149	$(341)	$(617)	$2,946	$2,296	$2,337

Other pretax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

	(dollars in millions)
	Pension		Health Care and Life
At December 31,	2009	2008	2009	2008
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss (pretax)
Actuarial (gain) loss, net	$199	$13,686	$(804)	$1,030
Prior service cost	(51)	293	(167)	(6)
Reversal of amortization items
Prior service cost	(112)	(62)	(401)	(395)
Actuarial loss, net	(1,295)	(404)	(238)	(222)

Total recognized in other comprehensive (income) loss (pretax)	$(1,259)	$13,513	$(1,610)	$407

The estimated actuarial loss and prior service cost for the defined benefit pension plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost over the next fiscal year are  $255 million and  $110 million, respectively. The estimated actuarial loss and prior service cost for the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost over the next fiscal year are  $235 million and  $377 million, respectively.

Assumptions

The weighted-average assumptions used in determining benefit obligations follow:

	Pension		Health Care and Life
At December 31,	2009	2008	2009	2008
Discount rate	6.25%	6.75%	6.25%	6.75%
Rate of compensation increases	4.00	4.00	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life
Years Ended December 31,	2009	2008	2007	2009	2008	2007
Discount rate	6.75%	6.50%	6.00%	6.75%	6.50%	6.00%
Expected return on plan assets	8.50	8.50	8.50	8.25	8.25	8.25
Rate of compensation increase	4.00	4.00	4.00	N/A	4.00	4.00

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period, or longer. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations, historical long-term risk premiums and value-added. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust's long-term asset allocation policy.

The assumed Health Care Cost Trend Rates follow:

	Health Care and Life
At December 31,	2009	2008	2007
Healthcare cost trend rate assumed for next year	8.00%	9.00%	10.00%
Rate to which cost trend rate gradually declines	5.00	5.00	5.00
Year the rate reaches level it is assumed to remain thereafter	2014	2014	2013

A one-percentage-point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage-Point	Increase	Decrease
Effect on 2009 service and interest cost	$277	$(216)
Effect on postretirement benefit obligation as of December 31, 2009	3,053	(2,520)

Plan Assets

Our portfolio strategy emphasizes a long-term equity orientation, significant global diversification, the use of both public and private investments and financial and operational risk controls. Our diversification and risk control processes serve to minimize the concentration of risk. Assets are allocated according to long-term risk and return estimates. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors.

While target allocation percentages will vary over time, the company's overall investment strategy is to achieve a mix of assets, which allows us to meet projected benefits payments while taking into consideration risk and return. The target allocations for plan assets are currently 60% equity, 25% fixed income, 9% private equity, 4% real estate and 2% cash investments. Our target policies are revisited every few years to ensure they are in line with fund objectives. There are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension plan assets include Verizon common stock of  $67 million and  $87 million at December 31, 2009 and 2008, respectively. In our health care and life plans, there was not a significant amount of Verizon common stock held at the end of 2009 and 2008.

Pension Plans

The fair values for the pension plans by asset category at December 31, 2009 are as follows:

				(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,299	$2,299	$—	$—
Equity securities	12,691	12,691	—	—
Fixed income securities
U.S. Treasuries and agencies	1,095	428	667	—
Corporate bonds	2,531	158	2,236	137
International bonds	1,112	774	338	—
Other	646	—	646	—
Real estate	1,541	—	—	1,541
Other
Private equity	5,362	—	26	5,336
Hedge funds	1,315	—	1,315	—

Total	$28,592	$16,350	$5,228	$7,014

A reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs as of December 31, 2009 is as follows:

				(dollars in millions)
	Corporate Bonds	Real Estate	Private Equity	Total
Balance at December 31, 2008	$23	$1,665	$5,101	$6,789
Actual gain (loss) on plan assets	26	(455)	(5)	(434)
Purchases and sales	84	331	263	678
Transfers in and/or out of Level 3	4	—	(23)	(19)

Balance at December 31, 2009	$137	$1,541	$5,336	$7,014

Health Care and Life Plans

The fair values for the other postretirement benefit plans by asset category at December 31, 2009 are as follows:

				(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$166	$27	$139	$—
Equity securities	2,240	1,795	445	—
Fixed income securities
U.S. Treasuries and agencies	61	36	25	—
Corporate bonds	275	42	233	—
International bonds	81	13	68	—
Other	231	—	231	—
Other	37	—	37	—

Total	$3,091	$1,913	$1,178	$—

Plan assets are recognized and measured at fair value in accordance with the accounting standards regarding fair value measurements. The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of plan assets.

Cash and cash equivalents include short-term investment funds, primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods, and thus classified within Level 1 or Level 2 of the fair value hierarchy.

Equity securities are investments in common stock of domestic and international corporations in a variety of industry sectors, and are valued primarily using quoted market prices and generally classified within Level 1 in the fair value hierarchy.

Fixed income securities include U.S. Treasuries and agencies, debt obligations of foreign governments and debt obligations in corporations of domestic and foreign issuers. Fixed income also includes investments in asset backed securities such as collateralized mortgage obligations, mortgage backed securities and interest rate swaps. The fair value of fixed income securities are based on observable prices for identical or comparable assets, adjusted using benchmark curves, sector grouping, matrix pricing, broker/dealer quotes and issuer spreads, and are generally classified within Level 1 or Level 2 in the fair value hierarchy.

Real estate investments include those in limited partnerships that invest in various commercial and residential real estate projects both domestically and internationally. The fair values of real estate assets are typically determined by using income and/or cost approaches or comparable sales approach, taking into consideration discount and capitalization rates, financial conditions, local market conditions and the status of the capital markets, and thus are classified within Level 3 in the fair value hierarchy.

Private equity investments include those in limited partnerships that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include leveraged buyouts, venture capital, distressed investments and investments in natural resources. These investments are valued using inputs such as trading multiples of comparable public securities, merger and acquisition activity and pricing data from the most recent equity financing taking into consideration illiquidity, and thus are classified within Level 3 in the fair value hierarchy.

Hedge fund investments include those seeking to maximize absolute returns using a broad range of strategies to enhance returns and provide additional diversification. The fair values of hedge funds are estimated using net asset value per share (NAV) of the investments. Verizon has the ability to redeem these investments at NAV within the near term and thus are classified within Level 2 of the fair value hierarchy.

Cash Flows

In 2009, we contributed  $213 million to our qualified pension plans,  $124 million to our nonqualified pension plans and  $1,638 million to our other postretirement benefit plans. We have no material required qualified pension plan contributions in 2010. We also anticipate approximately  $140 million in contributions to our non-qualified pension plans and  $1,890 million to our other postretirement benefit plans in 2010.

Estimated Future Benefit Payments

The benefit payments to retirees are expected to be paid as follows:

			(dollars in millions)
Year	Pension Benefits	Health Care and Life Prior to Medicare Prescription Drug Subsidy	Expected Medicare Prescription Drug Subsidy
2010	$5,599	$2,076	$99
2011	3,796	2,158	108
2012	2,134	2,169	120
2013	2,206	2,182	130
2014	2,173	2,175	140
2015-2019	10,723	10,379	857

Savings Plan and Employee Stock Ownership Plans

We maintain four leveraged employee stock ownership plans (ESOP). Only one plan currently has unallocated shares. We match a certain percentage of eligible employee contributions to the savings plans with shares of our common stock from this ESOP. At December 31, 2009, the number of unallocated and allocated shares of common stock in this ESOP were 3 million and 68 million, respectively. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were  $725 million,  $683 million and  $712 million in 2009, 2008 and 2007, respectively.

Severance Benefits

The following table provides an analysis of our severance liability recorded in accordance with the accounting standard regarding employers' accounting for postemployment benefits:

				(dollars in millions)
Year	Beginning of Year	Charged to Expense	Payments	Other	End of Year
2007	$644	$743	$(363)	$—	$1,024
2008	1,024	570	(509)	19	1,104
2009	1,104	1,034	(522)	22	1,638

The remaining severance liability is actuarially determined and includes the impact of the activities described below. The 2009 expense includes charges for the involuntary separation of approximately 17,600 employees and related charges; 4,200 of whom were separated in late 2009, with the remainder expected to occur in 2010. The 2008 expense includes charges for the involuntary separation of approximately 8,600 employees, including approximately 3,500 of whom were separated in the second half of 2008 and the remainder in 2009. The 2007 expense includes charges for the involuntary separation of 9,000 employees as described below.

Severance, Pension and Benefit Charges

During 2009, we recorded net pretax severance, pension and benefits charges of  $4,046 million ( $2,487 million after-tax). Included in the charges were net pretax settlement losses of  $1,183 million ( $719 million after-tax) related to employees that received lump-sum distributions, primarily resulting from our previous separation plans, as prescribed payment thresholds were reached. Additionally, we recorded net pretax pension and postretirement curtailment losses of  $1,810 million ( $1,100 million after-tax) as workforce reductions caused the elimination of a significant amount of future service requiring us to recognize a portion of the prior service costs and actuarial losses. These charges also included  $1,053 million ( $668 million after-tax) for planned workforce reductions of approximately 17,600 employees, 4,200 of which occurred in late 2009.

During 2008, we recorded net pretax severance, pension and benefits charges of  $950 million ( $588 million after-tax). These charges primarily included  $586 million ( $363 million after-tax) for workforce reductions in connection with the separation of approximately 8,600 employees and related charges; 3,500 of whom were separated in the second half of 2008 and the remainder in 2009. Also included are net pretax pension settlements losses of  $364 million ( $225 million after-tax) related to employees that received lump-sum distributions, primarily resulting from our separation plans in which prescribed payment thresholds have been reached.

During the fourth quarter of 2007, we recorded charges of  $772 million ( $477 million after-tax) primarily in connection with workforce reductions of 9,000 employees and related charges, 4,000 of whom were separated in the fourth quarter of 2007 with the remaining reductions occurring throughout 2008. In addition, we adjusted our actuarial assumptions for severance to align with future expectations.

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes
Income Taxes

Note 13

Income Taxes

The components of Income before provision for income taxes, Discontinued operations, Extraordinary item and Cumulative effect of accounting change are as follows:

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Domestic	$10,673	$14,993	$13,561
Foreign	895	921	984

	$11,568	$15,914	$14,545

The components of the provision for income taxes from continuing operations are as follows:

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Current
Federal	$(611)	$365	$2,568
Foreign	73	240	461
State and Local	364	543	545

	(174)	1,148	3,574

Deferred
Federal	1,085	2,214	397
Foreign	(35)	(91)	66
State and Local	340	66	(48)

	1,390	2,189	415
Investment tax credits	(6)	(6)	(7)

Total income tax expense	$1,210	$3,331	$3,982

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2009	2008	2007
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	0.8	2.5	2.2
Distributions from foreign investments	—	(0.4)	3.9
Equity in earnings from unconsolidated businesses	(1.9)	(1.4)	(1.5)
Noncontrolling interest	(18.7)	(12.3)	(11.0)
Other, net	(4.7)	(2.5)	(1.2)

Effective income tax rate	10.5%	20.9%	27.4%

The effective income tax rate in 2009 decreased to 10.5% from 20.9% in 2008. The decrease was primarily driven by higher earnings attributable to the noncontrolling interest, which accounted for an 18.7 percentage point reduction in the effective tax rate in 2009 compared to a 12.3 percentage point reduction in 2008. Included within the (4.7)% 'Other, net' above is the impact of lower federal taxes, net of higher state taxes attributable to prior year adjustments to tax balances that were not material to the overall effective income tax rate.

The state and local income tax rate, net of federal tax benefits, in 2009 decreased to 0.8% from 2.5% in 2008 due to reductions in unrecognized tax benefits after statutes of limitations in multiple jurisdictions lapsed and the impact of earnings attributable to the noncontrolling interest.

The effective income tax rate in 2008 decreased to 20.9% from 27.4% in 2007. The decrease was primarily due to recording  $610 million of foreign and domestic taxes and expenses in 2007 relating to our share of Vodafone Omnitel's distributable earnings. This expense, which increased the effective tax rate by 3.9 percentage points in 2007 compared to 2008, was primarily comprised of  $300 million of Italian withholding taxes and  $260 million of U.S. federal income taxes. Verizon received net distributions from Vodafone Omnitel in April 2008 and December 2007 of approximately  $670 million and  $2,100 million, respectively.

The state and local income tax rate, net of federal tax benefits, in 2008 increased to 2.5% from 2.2% in 2007. The increase was primarily due to an increase in earnings at Verizon Wireless, apportioned to states with higher state income tax rates than the remainder of the Company's operations. This increase was partially offset by lower expenses recorded for unrecognized tax benefits in 2008 compared to 2007. In addition, overall state income taxes in 2007 was also positively impacted by the lower tax rate applicable to earnings from its investments in unconsolidated businesses. Specifically, the Company disposed of its interest in CANTV in the second quarter of 2007, and as a result, the positive impact of the CANTV earnings was reduced in 2007 and eliminated in 2008.

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax are shown in the following table:

	(dollars in millions)
At December 31,	2009	2008
Employee benefits	$13,204	$13,174
Tax loss and credit carry forwards	2,786	2,634
Uncollectible accounts receivable	303	341
Other - assets	1,269	953

	17,562	17,102
Valuation allowances	(2,942)	(2,995)

Deferred tax assets	14,620	14,107

Former MCI intercompany accounts receivable basis difference	1,633	1,818
Depreciation	10,416	8,157
Leasing activity	2,081	2,218
Wireless joint venture including wireless licenses	18,249	12,957
Other - liabilities	1,012	823

Deferred tax liabilities	33,391	25,973

Net deferred tax liability	$18,771	$11,866

Employee benefits deferred tax assets include  $9,161 million and  $10,344 million at December 31, 2009 and 2008, respectively, recognized in accordance with the accounting standard relating to an employer's accounting for defined benefit pension and other postretirement benefit plans (see Note 12).

At December 31, 2009, undistributed earnings of our foreign subsidiaries indefinitely invested outside of the United States amounted to approximately  $1,100 million. We have not provided deferred taxes on these earnings because we intend that they will remain indefinitely invested outside of the United States. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practical.

At December 31, 2009, we had net tax loss and credit carry forwards (tax effected) for income tax purposes of approximately  $3,300 million. Of these net tax loss and credit carry forwards (tax effected), approximately  $2,600 million will expire between 2010 and 2029 and approximately  $700 million may be carried forward indefinitely. The amount of net tax loss and credit carry forwards (tax effected) reflected as a deferred tax asset above has been reduced by approximately  $639 million and  $614 million at December 31, 2009 and 2008, respectively, due to federal and state tax law limitations on utilization of net operating losses.

During 2009, the valuation allowance decreased  $53 million. The balance at December 31, 2009 is primarily related to state and foreign tax losses and credit carry forwards. Beginning January 1, 2009, we adopted the new accounting standard relating to business combinations. Due to the adoption of this standard, the reversal of valuation allowances associated with acquired losses recognized during 2009 was reflected in income tax expense.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	(dollars in millions)
	2009	2008	2007
Balance at January 1,	$2,622	$2,883	$2,958
Additions based on tax positions related to the current year	288	251	141
Additions for tax positions of prior years	1,128	344	291
Reductions for tax positions of prior years	(477)	(651)	(420)
Settlements	(27)	(126)	(11)
Lapses of statutes of limitations	(134)	(79)	(76)

Balance at December 31,	$3,400	$2,622	$2,883

Included in the total unrecognized tax benefits at December 31, 2009, 2008 and 2007 is  $2,099 million,  $1,631 million and  $1,245 million, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognize any interest and penalties accrued related to unrecognized tax benefits in income tax expense. During 2009 and 2008, we recognized a net after tax benefit in the income statement related to interest and penalties of approximately  $14 million and  $55 million respectively. During 2007, we recognized a net after tax expense in the income statement related to interest and penalties of approximately  $175 million. We had approximately  $552 million (after-tax) and  $538 million (after-tax) for the payment of interest and penalties accrued in the balance sheets at December 31, 2009 and December 31, 2008, respectively.

The increase in unrecognized tax benefits during 2009 was primarily due to the acquisition of Alltel, from the filing of a refund claim related to non-U.S. income taxes, and increased unrecognized tax benefits related to non-U.S. income tax audits, partially offset by the resolution of certain U.S. income tax examinations.

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. The Internal Revenue Service (IRS) is currently examining the Company's U.S. income tax returns for the years 2004 through 2006. As a large taxpayer, we are under continual audit by the IRS and multiple state and foreign jurisdictions on numerous open tax positions. Significant foreign examinations are ongoing in Canada, Australia and Italy for tax years as early as 2002. It is reasonably possible that the amount of the remaining liability for unrecognized tax benefits could change by a significant amount during the next twelve-month period. An estimate of the range of the possible change cannot be made until issues are further developed or examinations close.

Segment Information	12 Months Ended
Dec. 31, 2009
Segment Information
Segment Information

Note 14

Segment Information

Reportable Segments

We have two reportable segments, which we operate and manage as strategic business units and organize by products and services. We measure and evaluate our reportable segments based on segment operating income, consistent with the chief operating decision maker's assessment of segment performance.

Beginning in 2009, we changed the manner in which the Wireline segment reports Operating revenues to align our financial presentation to the continued evolution of the wireline business. Accordingly, there are four revenue-producing lines of business within the Wireline segment: Mass Markets, Global Enterprise, Global Wholesale and Other. Mass Markets includes consumer and small business revenues. Global Enterprise includes retail revenue from enterprise customers, both domestic and international. Global Wholesale includes wholesale revenues, both domestic and international. Other primarily includes operator services, payphone services and revenues from the former MCI mass markets customer base.

Corporate, eliminations and other includes unallocated corporate expenses, intersegment eliminations recorded in consolidation, the results of other businesses, such as our investments in unconsolidated businesses, lease financing, as well as divested operations and other adjustments and gains and losses that are not allocated in assessing segment performance due to their non-recurring or non-operational nature. Although such transactions are excluded from the business segment results, they are included in reported consolidated earnings. Gains and losses that are not individually significant are included in all segment results, since these items are included in the chief operating decision maker's assessment of segment performance.

The reconciliation of segment operating revenues and expenses to consolidated operating revenues and expenses below also include those items of a non-recurring or non-operational nature. We exclude from segment results the effects of certain items that management does not consider in assessing segment performance, primarily because of their non-recurring non-operational nature.

In order to comply with regulatory conditions related to the acquisition of Alltel in January 2009, Verizon Wireless divested overlapping properties in 105 operating markets in 24 states during the first half of 2010. In addition, on July 1, 2010, certain of
Verizon's local exchange and related landline assets in 14 states were spun off. Accordingly, Domestic Wireless and Wireline results from these operations have been reclassified to Corporate and Other to reflect comparable segment operating results consistent with the information regularly reviewed by our chief operating decision maker.

Corporate, eliminations and other during the periods presented include a non-cash adjustment of  $78 million,  $34 million, and  $58 million in 2009, 2008 and 2007, respectively, primarily to reduce wireless data revenues. This adjustment was recorded to properly defer previously recognized wireless data revenues that will be earned and recognized in future periods. Consolidated revenues were not impacted by this adjustment as the amounts involved were not material to our consolidated financial statements.

In 2008, we completed the spin-off of our local exchange and related business assets in Maine, New Hampshire and Vermont. Accordingly, Wireline results from divested operations, including the impact of the non strategic assets sold during the first quarter of 2007, have been reclassified to Corporate and Other and reflect comparable operating results. In 2007, we completed the sale of our 52% interest in TELPRI and our interest in CANTV which were reported in our former International segment.

Our segments and their principal activities consist of the following:

Segment	Description
Domestic Wireless	Domestic Wireless's products and services include wireless voice and data services and equipment sales across the U.S.

Wireline	Wireline's communications products and services include voice, Internet access, broadband video and data, next generation Internet protocol (IP) network services, network access, long distance and other services. We provide these products and services to consumers in the U.S., as well as to carriers, businesses and government customers both in the U.S. and in 150 other countries around the world.

The following table provides operating financial information for our two reportable segments:

	(dollars in millions)
2009	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$51,975	$—	$51,975
Equipment and other	8,250	—	8,250
Mass Markets	—	16,109	16,109
Global Enterprise	—	15,666	15,666
Global Wholesale	—	7,958	7,958
Other	—	1,443	1,443
Intersegment revenues	100	1,275	1,375

Total operating revenues	60,325	42,451	102,776
Cost of services and sales	19,348	23,200	42,548
Selling, general and administrative expense	17,309	10,012	27,321
Depreciation and amortization expense	7,030	8,238	15,268

Total operating expenses	43,687	41,450	85,137

Operating income	$16,638	$1,001	$17,639

Assets	$135,162	$91,778	$226,940
Plant, property and equipment, net	30,849	59,373	90,222
Capital expenditures	7,152	8,892	16,044

	(dollars in millions)
2008	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$42,527	$—	$42,527
Equipment and other	6,665	—	6,665
Mass Markets	—	15,823	15,823
Global Enterprise	—	16,599	16,599
Global Wholesale	—	8,770	8,770
Other	—	1,959	1,959
Intersegment revenues	106	1,172	1,278

Total operating revenues	49,298	44,323	93,621
Cost of services and sales	15,660	23,239	38,899
Selling, general and administrative expense	14,273	10,201	24,474
Depreciation and amortization expense	5,405	8,174	13,579

Total operating expenses	35,338	41,614	76,952

Operating income	$13,960	$2,709	$16,669

Assets	$111,979	$90,386	$202,365
Plant, property and equipment, net	27,136	58,287	85,423
Capital expenditures	6,510	9,797	16,307

	(dollars in millions)
2007	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$37,896	$—	$37,896
Equipment and other	5,823	—	5,823
Mass Markets	—	15,486	15,486
Global Enterprise	—	16,487	16,487
Global Wholesale	—	9,196	9,196
Other	—	2,732	2,732
Intersegment revenues	105	1,170	1,275

Total operating revenues	43,824	45,071	88,895
Cost of services and sales	13,456	23,077	36,533
Selling, general and administrative expense	13,477	10,666	24,143
Depreciation and amortization expense	5,154	8,058	13,212

Total operating expenses	32,087	41,801	73,888

Operating income	$11,737	$3,270	$15,007

Assets	$83,755	$92,264	$176,019
Plant, property and equipment, net	25,971	58,702	84,673
Capital expenditures	6,503	10,956	17,459

Reconciliation to Consolidated Financial Information

A reconciliation of the segment operating revenues to consolidated operating revenues is as follows:

	(dollars in millions)
	2009	2008	2007
Operating Revenues
Total reportable segments	$102,776	$93,621	$88,895
Reconciling items:
Deferred revenue adjustment	78	34	58
Impact of divested operations	5,297	4,084	5,085
Corporate, eliminations and other	(343)	(385)	(569)

Consolidated operating revenues	$107,808	$97,354	$93,469

A reconciliation of the total of the reportable segments' operating income to consolidated Income before provision for income taxes, discontinued operations and extraordinary item is as follows:

	(dollars in millions)
	2009	2008	2007
Operating Income
Total segment operating income	$17,639	$16,669	$15,007
Merger integration and acquisition costs (see Note 2)	(954)	(174)	(178)
Access line spin-off and other charges (see Note 3)	(453)	(103)	(84)
Taxes on foreign distributions (see Note 13)	—	—	(15)
Severance, pension and benefit charges (see Note 12)	(4,046)	(950)	(772)
Deferred revenue adjustment	78	34	58
Impact of divested operations (see Note 3)	1,769	1,197	1,406
Verizon Foundation contribution (see Note 3)	—	—	(100)
Corporate, eliminations and other	(6)	211	256

Consolidated operating income	$14,027	$16,884	$15,578

Equity in earnings of unconsolidated businesses	553	567	585
Other income (expense), net	90	282	211
Interest expense	(3,102)	(1,819)	(1,829)

Income Before Provision for Income Taxes, Discontinued Operations and Extraordinary Item	$11,568	$15,914	$14,545

Assets
Total reportable segments	$226,940	$202,365
Corporate, eliminations and other	311	(13)

Total consolidated	$227,251	$202,352

We generally account for intersegment sales of products and services and asset transfers at current market prices. No single customer accounted for more than 10% of our total operating revenue during the years ended December 31, 2009, 2008 and 2007. International operating revenues and long-lived assets are not significant.

Comprehensive Income	12 Months Ended
Dec. 31, 2009
Comprehensive Income
Comprehensive Income

Note 15

Comprehensive Income

Comprehensive income (loss) consists of net income and other gains and losses affecting equity that, under GAAP, are excluded from net income. Significant changes in the components of Other comprehensive income (loss), net of income tax expense (benefit), are described below.

Foreign Currency Translation

The changes in Foreign currency translation adjustments were as follows:

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Foreign Currency Translation Adjustments:

Vodafone Omnitel	$49	$(119)	$397
CANTV	—	—	412
Other international operations	29	(112)	29

	$78	$(231)	$838

Net Unrealized Gains (Losses) on Cash Flow Hedges

The changes in Unrealized gains (losses) on cash flow hedges were as follows:

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Unrealized Gains (Losses) on Cash Flow Hedges
Unrealized gains (losses), net of taxes	$112	$(43)	$(2)
Less reclassification adjustments for gains realized in net income, net of taxes	25	(3)	(3)

Net unrealized gains (losses) on cash flow hedges	$87	$(40)	$1

Unrealized Gains (Losses) on Marketable Securities

The changes in Unrealized gains (losses) on marketable securities were as follows:

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Unrealized Gains (Losses) on Marketable Securities
Unrealized gains (losses), net of taxes	$95	$(142)	$13
Less reclassification adjustments for gains (losses) realized in net income, net of taxes	8	(45)	17

Net unrealized gains (losses) on marketable securities	$87	$(97)	$(4)

Accumulated Other Comprehensive Loss

The components of Accumulated other comprehensive loss were as follows:

	(dollars in millions)
At December 31,	2009	2008
Foreign currency translation adjustments	$1,014	$936
Net unrealized gain (loss) on cash flow hedges	37	(50)
Unrealized gain (loss) on marketable securities	50	(37)
Defined benefit pension and postretirement plans	(12,580)	(14,221)

Accumulated Other Comprehensive Loss	$(11,479)	$(13,372)

Foreign Currency Translation Adjustments

The change in Foreign currency translation adjustments during 2009 was primarily driven by the devaluation of the U.S. dollar against the Euro. The change in Foreign currency translation adjustments during 2008 was primarily driven by the settlement of the foreign currency forward contracts, which hedged a portion of our net investment in Vodafone Omnitel and the devaluation of the Euro. During 2007, we sold our interest in CANTV (see Note 3).

Net Unrealized Gains (Losses) on Cash Flow Hedges

During 2009 and 2008, Unrealized gains on cash flow hedges, included in Other comprehensive income attributable to noncontrolling interest, primarily reflects activity related to the cross currency swap (see Note 10).

Defined Benefit Pension and Postretirement Plans

The change in Defined benefit pension and postretirement plans of  $1.6 billion, net of taxes of  $1.2 billion at December 31, 2009 was attributable to the change in the funded status of the plans in connection with the required annual pension and postretirement valuation. The funded status was impacted by changes in asset performance, actuarial assumptions, plan experience and settlement losses (see Note 12).

The change in Defined benefit pension and postretirement plans of  $8.5 billion, net of taxes of  $5.4 billion at December 31, 2008 was attributable to the change in the funded status of the plans in connection with the required annual pension and postretirement valuation. The funded status was impacted by changes in asset performance, actuarial assumptions, and plan experience. In addition to the pension and postretirement items, we recorded a reduction to the beginning balance of Accumulated other comprehensive loss of  $79 million ( $44 million after-tax) in connection with the spin-off of our local exchange and related business assets in Maine, New Hampshire and Vermont.

The change in Defined benefit pension and postretirement plans of  $1.9 billion, net of taxes of  $0.7 billion, at December 31, 2007 was attributable to the change in the funded status of the plans in connection with the required annual pension and postretirement valuation. The funded status was impacted by changes in actuarial assumptions, asset performance and plan experience.

Additional Financial Information	12 Months Ended
Dec. 31, 2009
Additional Financial Information
Additional Financial Information

Note 16

Additional Financial Information

The tables that follow provide additional financial information related to our consolidated financial statements:

Income Statement Information

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Depreciation expense	$14,562	$13,182	$13,036
Interest cost incurred	4,029	2,566	2,258
Capitalized interest	(927)	(747)	(429)
Advertising costs	3,020	2,754	2,463

Balance Sheet Information

	(dollars in millions)
Years Ended December 31,	2009	2008
Accounts Payable and Accrued Liabilities
Accounts payable	$4,337	$3,856
Accrued expenses	3,486	2,299
Accrued vacation, salaries and wages	5,084	4,871
Interest payable	872	652
Taxes payable	1,444	2,136

	$15,223	$13,814

Other Current Liabilities
Advance billings and customer deposits	$2,644	$2,651
Dividends payable	1,372	1,334
Other	2,692	3,114

	$6,708	$7,099

Cash Flow Information

	(dollars in millions)
Years Ended December 31,	2009	2008	2007
Cash Paid
Income taxes, net of amounts refunded	$158	$1,206	$2,491
Interest, net of amounts capitalized	2,573	1,664	1,682

Supplemental Investing and Financing Transactions
Cash acquired in business combinations	1,044	397	17
Assets acquired in business combinations	35,861	2,800	589
Liabilities assumed in business combinations	6,865	376	154
Debt assumed in business combinations	23,929	1,505	—

Commitments and Contingencies	12 Months Ended
Dec. 31, 2009
Commitments and Contingencies
Commitments and Contingencies

Note 17

Commitments and Contingencies

Several state and federal regulatory proceedings may require our telephone operations to pay penalties or to refund to customers a portion of the revenues collected in the current and prior periods. There are also various legal actions pending to which we are a party and claims which, if asserted, may lead to other legal actions. We have established reserves for specific liabilities in connection with regulatory and legal actions, including environmental matters that we currently deem to be probable and estimable. We do not expect that the ultimate resolution of pending regulatory and legal matters in future periods, including the Hicksville matter described below, will have a material effect on our financial condition, but it could have a material effect on our results of operations for a given reporting period.

During 2003, under a government-approved plan, remediation commenced at the site of a former Sylvania facility in Hicksville, New York that processed nuclear fuel rods in the 1950s and 1960s. Remediation beyond original expectations proved to be necessary and a reassessment of the anticipated remediation costs was conducted. A reassessment of costs related to remediation efforts at several other former facilities was also undertaken. In September 2005, the Army Corps of Engineers (ACE) accepted the Hicksville site into the Formerly Utilized Sites Remedial Action Program. This may result in the ACE performing some or all of the remediation effort for the Hicksville site with a corresponding decrease in costs to Verizon. To the extent that the ACE assumes responsibility for remedial work at the Hicksville site, an adjustment to a reserve previously established for the remediation may be made. Adjustments to the reserve may also be made based upon actual conditions discovered during the remediation at this or any other site requiring remediation.

In connection with the execution of agreements for the sales of businesses and investments, Verizon ordinarily provides representations and warranties to the purchasers pertaining to a variety of nonfinancial matters, such as ownership of the securities being sold, as well as indemnity from certain financial losses.

Subsequent to the sale of Verizon Information Services Canada in 2004, we continue to provide a guarantee to publish directories, which was issued when the directory business was purchased in 2001 and had a 30-year term (before extensions). The preexisting guarantee continues, without modification, despite the subsequent sale of Verizon Information Services Canada and the spin-off of our domestic print and Internet yellow pages directories business. The possible financial impact of the guarantee, which is not expected to be adverse, cannot be reasonably estimated since a variety of the potential outcomes available under the guarantee result in costs and revenues or benefits that may offset each other. In addition, performance under the guarantee is not likely.

As of December 31, 2009, letters of credit totaling approximately  $117 million were executed in the normal course of business, which support several financing arrangements and payment obligations to third parties.

We have several commitments primarily to purchase programming and network services, equipment and software from a variety of suppliers totaling  $9,925 million. Of this total amount, we expect to purchase  $3,415 million in 2010,  $4,233 million in 2011 through 2012,  $1,887 million in 2013 through 2014 and  $390 million thereafter. The commitments to purchase programming services are with television networks and broadcast stations. The amounts included for such commitments are based on several factors, including the number of subscribers receiving the programming. Since most of these programming commitments have no minimum volume requirement, we estimated our obligation based on subscribers at December 31, 2009, at applicable pricing stipulated in the contracts that were in effect as of December 31, 2009.

Quarterly Financial Information	12 Months Ended
Dec. 31, 2009
Quarterly Financial Information
Quarterly Financial Information

Note 18

Quarterly Financial Information (Unaudited)

	(dollars in millions, except per share amounts)
			Net Income (Loss) attributable to Verizon(1)
Quarter Ended	Operating Revenues	Operating Income	Amount	Per Share- Basic	Per Share- Diluted	Net Income
2009
March 31	$26,591	$4,694	$1,645	$.58	$.58	$3,210
June 30	26,861	4,418	1,483	.52	.52	3,160
September 30	27,265	3,986	1,176	.41	.41	2,887
December 31	27,091	929	(653)	(.23)	(.23)	1,101

2008
March 31	$23,833	$4,333	$1,642	$.57	$.57	$3,049
June 30	24,124	4,546	1,882	.66	.66	3,404
September 30	24,752	4,173	1,669	.59	.59	3,199
December 31	24,645	3,832	1,235	.43	.43	2,931

•	Results of operations for the first quarter of 2009 include after tax charges attributable to Verizon of $96 million related to acquisition related charges and $50 million of merger integration costs.

•

Results of operations for the second quarter of 2009 include after tax charges attributable to Verizon of  $253 million related to severance, pension and benefits charges,  $52 million of merger integration costs and  $8 million of acquisition related charges.

•

Results of operations for the third quarter of 2009 include after-tax charges attributable to Verizon of  $372 million related to severance, pension and benefits charges,  $103 million of merger integration and acquisition costs, and  $41 million related to access line spin-off charges.

•

Results of operations for the fourth quarter of 2009 include after-tax charges attributable to Verizon of  $1,862 million for severance, pension and benefits charges,  $246 million for wireline cost reduction initiatives and access line spin-off charges, and  $71 million of merger integration and acquisition costs.

•	Results of operations for the first quarter of 2008 include after-tax charges of $18 million for merger integration costs and $81 million related to access line spin-off charges.

•	Results of operations for the second quarter of 2008 include after-tax charges attributable to Verizon of $22 million for merger integration costs.

•

Results of operations for the third quarter of 2008 include after-tax charges attributable to Verizon of  $32 million for merger integration costs and  $164 million for severance, pension and benefit charges.

•

Results of operations for the fourth quarter of 2008 include after-tax charges attributable to Verizon of  $35 million for merger integration costs,  $31 million investment related charges attributable to an other-than-temporary decline in the fair value of our investments in marketable securities, and  $424 million for severance, pension and other charges.

(1)	Net income attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.